                                                                   EXHIBIT 10.31

                                                                  Execution Copy


================================================================================


                                 AMENDMENT NO. 1

                                       to

                              AMENDED AND RESTATED
                              TERM CREDIT AGREEMENT

                                   dated as of


                                 March 16, 2004

                                      among

                           Motient Communications Inc.

                              Motient License Inc.

                        the Required Lenders party hereto

                                       and

                               M&E Advisors L.L.C.
                             as Administrative Agent
                              and Collateral Agent



================================================================================


                                                   Table of Contents

                                                                                                                Page

Section 1.        Recitals........................................................................................2
Section 2.        Definitions.....................................................................................2
Section 3.        Waiver of Defaults..............................................................................3
Section 4.        Commitments.....................................................................................3
Section 5.        Borrowing Amounts...............................................................................4
Section 6.        Effectiveness...................................................................................4
Section 7.        Representations and Warranties..................................................................5
Section 8.        Covenants.......................................................................................6
Section 9.        Miscellaneous...................................................................................6

Annex A           Form of Transfer Agreement....................................................................A-1
Annex B           Form of Motient Communications Share Pledge Agreement.........................................B-1
Annex C           Schedule of FCC Licenses......................................................................C-1
Annex D           Particular Defaults and Events of Default.....................................................D-1
Annex E           Financial Covenants to be Satisfied by Borrower In Advance of Any Additional Borrowings.......E-1
Annex F           Form of Common Stock Purchase Warrant.........................................................F-1
Annex G           Form of Registration Rights Agreement.........................................................G-1
Annex H           Schedule of Exceptions to Representations and Warranties......................................H-1


                               AMENDMENT NO. 1 TO
                              AMENDED AND RESTATED
                              TERM CREDIT AGREEMENT

     THIS AMENDMENT NO. 1 (this "Amendment") to the Amended and Restated Term Credit Agreement, dated as of January 27, 2003 (the "Original Agreement"), among Motient Communications Inc., a Delaware corporation (the "Borrower"), Motient Corporation, a Delaware corporation, Motient Holdings Inc., a Delaware corporation, M&E Advisors L.L.C., as Administrative Agent (in such capacity, the "Administrative Agent") and Collateral Agent (in such capacity, the "Collateral Agent"), and each of the lenders from time to time parties thereto (each, a "Lender" and, collectively, the "Lenders") is entered into as of this the 16th day of March by and among the Borrower, the Administrative Agent, the Collateral Agent, the Required Lenders (as defined in the Original Agreement) and Motient License Inc., a recently formed Delaware corporation and a wholly owned subsidiary of the Borrower ("License Sub"). The Original Agreement, as amended by this Amendment, is referred to herein as the "Agreement" and, at the Effective Time (as hereinafter defined), all references to "this Agreement" set forth in the Original Agreement shall be deemed to refer to the Original Agreement as so amended. Capitalized terms used but not defined herein have the meanings ascribed to them in the Original Agreement.

     WHEREAS, the Borrower has defaulted on certain obligations under the Original Agreement as described in greater detail in Section 3 of this Amendment; and

     WHEREAS, the Required Lenders are prepared to waive such defaults contingent upon the full satisfaction or waiver of all conditions to the effectiveness of this Amendment set forth in Section 5 of this Amendment; and

     WHEREAS, (a) one such condition to effectiveness is the transfer to License Sub by the Borrower of the Granted FCC Licenses (as hereinafter defined) pursuant to the terms of a FCC License Transfer Agreement substantially in the form of Annex A hereto, to be dated as of the date hereof (the "Transfer Agreement"), by and between the Borrower and the License Sub and (b) another such condition is the execution and delivery of a Share Pledge Agreement substantially in form of Annex B hereto, to be dated as of the date hereof (the "Motient Communications Share Pledge Agreement"), by and between the Borrower and the Collateral Agent pursuant to which the Borrower will pledge all of its shares of capital stock in License Sub as security for repayment in full of the Secured Obligations (as defined in the Motient Communications Share Pledge Agreement); and

     WHEREAS, License Sub is a party to this Amendment in order to subject License Sub to the terms and conditions of the Agreement as of the Effective Time, including, without limitation, Section 5.26 thereof;

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree that the Original Agreement is amended as of the Effective Time as follows:

     Section 1. Recitals. The fourth "WHEREAS" clause in the Recitals of the Original Agreement is hereby amended and restated in its entirety to read as follows:

     "WHEREAS, the Lenders have agreed, on the terms and conditions set forth in this Agreement, to lend the Borrower from time to time amounts not to exceed twelve million five hundred thousand dollars ($12,500,000) in the aggregate, which amount shall (x) be reduced by four million nine hundred eleven thousand two hundred eighty-seven dollars ($4,911,287), of which (i) four hundred million five hundred thousand ($4,500,000) was previously extended to the Borrower as of March 16, 2004 and (ii) four hundred eleven thousand two hundred eighty-seven dollars ($411,287) constitutes accrued but unpaid interest as of such date that is being added to the outstanding principal amount owed by the Borrower to the Lenders pursuant to Section 4 of this Amendment, but (y) not reduced by the three hundred twenty thousand dollar ($320,000) commitment fee that is being added to the outstanding principal amount owed by the Borrower to the Lenders pursuant to Section
     5.27 of the Agreement, such that, as of March 16, 2004, the Borrower's additional borrowing capacity under this Agreement shall be seven million five hundred eighty-eight thousand seven hundred thirteen dollars ($7,588,713);"

     Section 2. Definitions.

     2.01. The following new definitions are hereby added to Section 1.01 of the Original Agreement in alphabetical order:

     "Agreement" means, as of the Effective Time, the Original Agreement as amended by the Amendment.

     "Amendment" has the meaning set forth in the introductory paragraph of the Amendment.

     "Effective Time" means the moment in time at which all conditions to the effectiveness of the Amendment set forth in Section 5 of the Amendment have been fully satisfied or waived by the Required Lenders.

     "FCC" means the Federal Communications Commission.

     "FCC Licenses" means the Granted FCC Licenses and the Pending FCC Licenses, collectively.

     "Granted FCC Licenses" means those FCC licenses listed in Part A of Annex C to the Amendment.

     "License Sub" has the meaning set forth in the introductory paragraph of the Amendment.

     "Motient Communications Share Pledge Agreement" has the meaning set forth in the Recitals of the Amendment.

     "Original Agreement" has the meaning set forth in the introductory paragraph of the Amendment.

     "Pending FCC Licenses" means those FCC licenses listed in Part B of Annex C to the Amendment.

     "Termination Date" means December 31, 2004, or if such day is not a Business Day, the next succeeding Business Day.

     "Transfer Agreement" has the meaning set forth in the Recitals of the Amendment.


     2.02. The definition of "Pledge Agreements" set forth in Section 1.01 of the Original Agreement is amended and restated in its entirety to read as follows:

     "Pledge Agreements" means, collectively, the Motient Corporation Share Pledge Agreement, dated as of January 27, 2003, between the Collateral Agent and Motient, the Motient Holdings Share Pledge Agreement, dated as of January 27, 2003, between the Collateral Agent and Holdings, and the Motient Communications Share Pledge Agreement.

2.03. The definition of "Security Agreement" set forth in Section 1.01 of the Original Agreement is amended and restated in its entirety to read as follows:

     "Security Agreement" means the Security Agreement, dated as of January 27, 2003, between the Borrower and the Collateral Agent, as amended by Amendment No. 1 thereto, dated as of January 30, 2003, between the Borrower and the Collateral Agent.

     Section 3. Waiver of Defaults. At the Effective Time, on behalf of the Lenders, the Required Lenders waive those Defaults and Events of Default, and only those Defaults and Events of Default, as are stated with particularity on Annex D hereto (the waiver of all such Defaults and Events of Default, collectively, the "Waiver"). The Waiver shall not effect any right, power or privilege of the Lenders under any Loan Document, which rights, powers and privileges are cumulative and not exclusive of any rights or remedies otherwise available to the Lenders, except that the covered Defaults and Events of Default shall be waived on and as of the date of the Amendment.

     Section 4. Commitments. Section 2.01 of the Original Agreement is hereby amended and restated in its entirety to read as follows:

     "Section 2.01. Commitments. During the Availability Period, each Lender severally agrees, on the terms and conditions set forth in this Agreement, to make Loans to the Borrower from time to time in an aggregate principal amount not to exceed such Lender's Commitment, and in an aggregate principal amount for all Lenders not to exceed twelve million five hundred thousand dollars ($12,500,000) in the aggregate, which amount shall (x) be reduced by four million nine hundred eleven thousand two hundred eighty-seven dollars ($4,911,287), of which (i) four hundred million five hundred thousand ($4,500,000) was previously extended to the Borrower as of

     March 16, 2004 and (ii) four hundred eleven thousand two hundred eighty-seven dollars ($411,287) represents accrued but unpaid interest as of such date that shall constitute an increase by like amount as of March 16, 2004 to the outstanding principal amount owed by the Borrower to the Lenders under this Agreement, but (y) not reduced by the three hundred twenty thousand dollar ($320,000) commitment fee described in Section 5.27 of this Agreement, such that, as of March 16, 2004, the Borrower's additional borrowing capacity under this Agreement shall be seven million five hundred eighty-eight thousand seven hundred thirteen dollars ($7,588,713); provided, however, that no Lender shall have any obligation to make any Loan pursuant to this Section 2.01 from the date hereof through December 31, 2004 unless the Borrower shall be in compliance with each of those financial covenants set forth on Annex E to the Amendment; provided, further, that no Lender shall have any obligation to make any Loan pursuant to this Section 2.01 on or after January 1, 2005 unless the Borrower shall be in compliance with each of a revised set of financial covenants (the "2005 Covenants") to be mutually agreed upon between the Company and the Administrative Agent, with each such entity acting in good faith, on or before December 15, 2004; provided, further, that any failure by the Borrower to comply with any of the financial convents set forth on Annex E to the Amendment from the date hereof through December 31, 2004, and any failure by the Borrower to comply with any of the 2005 Covenants on or after January 1, 2005, shall constitute an Event of Default hereunder. The Commitments are not revolving in nature and amounts repaid or prepaid cannot be reborrowed."

     Section 5. Borrowing Amounts. Section 2.02(b) of the Original Agreement is hereby amended and restated in its entirety to read as follows:

     "(b) Borrowing Amounts. Each Borrowing shall be in the aggregate principal amount of five hundred thousand dollars ($500,000) or any larger multiple of five hundred thousand dollars ($500,000), provided, that no single Borrowing may exceed one million five hundred thousand dollars ($1,500,000)."

     Section 6. Effectiveness. This Amendment shall become effective immediately upon the full satisfaction or waiver by the Required Lenders of the following conditions:

     6.01. The Administrative Agent shall have received all of the following, in form and substance reasonably satisfactory to the Required Lenders:

     (i) from each party hereto, a counterpart of this Amendment duly executed on behalf of such party;

     (ii) from each party thereto, a counterpart of the Transfer Agreement duly executed on behalf of such party;

     (iii) from each party thereto, a counterpart of the Motient Communications Share Pledge Agreement duly executed on behalf of such party;

     (iv) from each party thereto, a counterpart of the Common Stock Purchase Warrant substantially in the form of Annex F to the Amendment duly executed on behalf of such party;

     (v) from each party thereto, a counterpart of the Registration Rights Agreement substantially in the form of Annex G to the Amendment duly executed on behalf of such party;

     (vi) a stock certificate in the Borrower's name representing all of the issued and outstanding shares of capital stock of License Sub, which stock certificate shall be duly endorsed for transfer or accompanied by a blank stock power;

     (vii) certificates of incorporation for each of the Borrower and License Sub, which certificates of incorporation shall have been certified as of a date proximate to the Effective Time by the Secretary of State of the State of Delaware;

     (viii) good standing certificates for each of the Borrower and License Sub from the Secretary of State of the State of Delaware, dated as of a date proximate to the Effective Time;

     (ix) copies of resolutions, certified as of a date proximate to the Effective Time by the Secretary or an Assistant Secretary of each of the covered entities, of the boards of directors of (a) the Borrower approving and authorizing the execution and delivery by the Borrower of the Transfer Agreement, the Motient Communications Share Pledge Agreement and the Amendment and the performance of its obligations under each such agreement and (b) License Sub approving and authorizing the execution and delivery by License Sub of the Transfer Agreement and the Amendment and the performance of its obligations under each such agreement; and

     (x) a certificate of the Secretary or an Assistant Secretary of each Parent Guarantor, the Borrower and License Sub, certifying as of a date proximate to the Effective Time the names and true signatures of its officers authorized to execute and deliver each of the following agreements to which it is a party: the Transfer Agreement, the Motient Communications Share Pledge Agreements and the Amendment.

     6.02. The Borrower shall have transferred the Granted FCC Licenses to License Sub and agreed to transfer the Pending FCC Licenses to License Sub, in each case pursuant to the terms of the Transfer Agreement. The FCC shall be notified of such transfers by the filing of FCC Form 603 pro forma notifications pursuant to the terms of the Transfer Agreement.

     6.03. The Chief Executive Officer, President or Chief Financial Officer of the Borrower shall have delivered a certificate to the Administrative Agent, dated as of a date proximate to the Effective Time, stating that the conditions set forth in Section 6.01 and 6.02 of the Amendment have been satisfied (except to the extent any such conditions shall have been waived by the Required Lenders) and the representations and warranties incorporated in Section 7 of this Amendment are true and correct in all material respects (except as set forth on Annex H hereto), in each case as of the Effective Time.

     Section 7. Representations and Warranties. The Borrower represents and warrants that, except as set forth on Annex H hereto, each of the representations and warranties made by the Borrower in Article 4 of the Original Agreement as of the Closing Date is true and correct as of the date hereof.

     Section 8. Covenants. The following additional covenants are hereby added to Article 5 of the Original Agreement in numerical order:

     "Section 5.26. FCC Licenses. The Borrower and License Sub jointly and severally covenant and agree that neither entity will suffer (a) any FCC License to be owned or acquired by any Person other than License Sub or (b) License Sub to (i) be partially or wholly owned by any entity other than the Borrower, (ii) engage in any business other than the ownership of the FCC Licenses and activities incidental thereto, (iii) own or acquire any assets other than the FCC Licenses and, to the extent incidental to its ownership of the FCC Licenses, cash, or (iv) have or incur any Indebtedness or other liabilities other than liabilities imposed under the Loan Documents, liabilities imposed by law (including, without limitation, tax liabilities) and other liabilities incident to, but not involving any encumbrance of, its ownership of the FCC Licenses."

     "Section 5.27. Commitment Fee. As of March 16, 2004, the outstanding principal amount of indebtedness owed by the Borrower to the Lenders under this Agreement shall be increased by three hundred twenty thousand dollars ($320,000), which amount shall (x) constitute a commitment fee in respect of additional borrowings made available to the Borrower under the Amendment and (y) be owed to the Lenders pro rata on the basis of their percentage interests of the principal amount of indebtedness outstanding under the Agreement and the date immediately preceding the date hereof."

     Section 9. Miscellaneous.

     9.01. Amendment. The Original Agreement shall only be amended by this Amendment (a) at the Effective Time and (b) to the extent expressly provided for by this Amendment. Except for the Waiver, which shall not be effective until the Effective Time, nothing in this Amendment shall constitute a waiver of any right, power or privilege of any Lender or the Administrative Agent under any Loan Document. Once it has become effective, this Amendment may not be waived, amended or modified except pursuant to an agreement or agreements entered into by the Borrower and the Required Lenders or by the Borrower and the Administrative Agent with the consent of the Required Lenders.

     9.02. Successors and Assigns. The provisions of this Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, except that neither the Borrower nor License Sub may assign or otherwise transfer any of its rights under this Amendment without the prior written consent of the Required Lenders.

     9.03. Governing Law; Submission to Jurisdiction. This Amendment shall be governed by and construed in accordance with the laws of the State of New York (excluding the choice of law provisions thereof). Each of the Borrower and License Sub for itself and its property hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in New York City and any applicable court from any thereof, for the purposes of all legal proceedings arising out of or relating to this Amendment or the transactions contemplated hereby or for the recognition or enforcement of any judgment. Each of the Borrower and License Sub irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such court and any claim that any such proceeding brought in such court has been brought in an inconvenient forum.

     9.04. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     9.05. Waiver of Jury Trial. EACH OF THE BORROWER AND LICENSE SUB HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                      The Borrower

                                      MOTIENT COMMUNICATIONS INC.



                                      By:    /s/ Christopher W. Downie
                                      Name:  Christopher W. Downie
                                      Title: Chief Financial Officer

                                      License Sub

                                      MOTIENT LICENSE INC.



                                      By:    /s/ Christopher W. Downie
                                      Name:  Christopher W. Downie
                                      Title: Chief Financial Officer

                                      Administrative Agent/Collateral Agent

                                      M&E ADVISORS L.L.C.



                                      By:    /s/ Gary Singer
                                      Name:  Gary Singer
                                      Title: Investment Advisor

                                      Required Lenders

                                      LC CAPITAL MASTER FUND, LTD.



                                      By:    /s/ Richard F. Conway
                                      Name:  Richard F. Conway
                                      Title: Director




              [Signature Page to Amendment No. 1 to the Amended and
                        Restated Term Credit Agreement]

                                      YORK OFFSHORE INVESTORS UNIT TRUST



                                      By:    /s/ Adam J. Semler
                                      Name:  Adam J. Semler
                                      Title: CFO of its investment manager



                                      YORK CAPITAL MANAGEMENT, L.P.



                                      By:    /s/ Adam J. Semler
                                      Name:  Adam J. Semler
                                      Title: CFO



                                      YORK INVESTMENT LIMITED



                                      By:    /s/ Adam J. Semler
                                      Name:  Adam J. Semler
                                      Title: CFO of its investment manager



                                      YORK DISTRESSED OPPORTUNITIES FUND, L.P.



                                      By:    /s/ Adam J. Semler
                                      Name:  Adam J. Semler
                                      Title: CFO



                                      BAY HARBOUR 90-1, LTD



                                      By:    /s/ Doug Teitelbaum
                                      Name:  Doug Teitelbaum
                                      Title:



                                      BAY HARBOUR PARTNERS, LTD



                                      By:  /s/ Doug Teitelbaum
                                      Name:  Doug Teitelbaum
                                      Title:

                                                                         ANNEX A


                           Form of Transfer Agreement

                         FCC LICENSE TRANSFER AGREEMENT

     WHEREAS, Motient Communications Inc., a Delaware corporation and a wholly owned subsidiary of Motient Corporation ("MCI"), desires to assign those certain 800 MHz licenses listed on Exhibit A hereto (the "Granted Licenses") to Motient License Inc., a Delaware corporation and a wholly owned subsidiary of MCI ("MLI," and together with MCI, the "Parties"), as of the date hereof; and

     WHEREAS, MCI desires to assign to MLI those certain 800 MHz licenses listed on Exhibit B hereto (the "Pending Licenses," and together with the Granted Licenses, the "Licenses") as soon as reasonably practicable after the Pending Licenses are granted to MCI;

     WHEREAS, such assignments shall be made pursuant to certain pro forma assignment procedures created by the FCC;

     WHEREAS, the Parties desire to hereby evidence the transfer of the licenses from MCI to MLI;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged:

     1. MCI hereby assigns to MLI all right, title and interest in the Granted Licenses, free and clear of all liens, claims and demands of all persons whomsoever attributable to MCI, its affiliates, predecessors, successors or assigns.

     2. MCI hereby irrevocably agrees to assign to MLI all right, title and interest in the Pending Licenses as soon as reasonably practicable as the Pending Licenses are granted to MCI, free and clear of all liens, claims and demands of all persons whomsoever attributable to MCI, its affiliates, predecessors, successors or assigns.

     3. MLI hereby accepts the assignment of, and assumes responsibility as licensee under, the Granted Licenses from and after the date hereof.

     4. MLI hereby irrevocably agrees to accept the assignment of, and to assume responsibility as licensee under, the Pending Licenses from and after the date they are assigned to MLI.

     5. MCI shall notify the Federal Communications Commission (the "FCC") of the assignment of the Granted Licenses within ten days after the date hereof, via the filing of a FCC Form 603 pro forma notification.

     6. MCI shall notify the FCC of the assignment of each Pending License within 30 days from the date such license is granted to MCI and assigned to MLI pursuant to the terms of this Agreement, via the filing of a FCC Form 603 pro forma notification.

Date:  March __, 2004

Motient Communications Inc.                  Motient License Inc.

By:____________________                      By:_______________________
Name:   Dennis Matheson                      Name:  Christopher Downie
Title:  Senior Vice President                Title:  President

                                     ANNEX B


              Form of Motient Communications Share Pledge Agreement






 [Please see exhibit 10.33 of Motient Corporation's Annual Report on Form 10-K
                      for the year ended December 31, 2002]



                                                                                          ANNEX C


                                               Schedule of FCC Licenses

    PART A -       GRANTED FCC LICENSES
    FREQUENCY        CALL SIGN                     LICENSEE                  CITY                          STATE
    851.0375          WPHQ371     MOTIENT COMMUNICATIONS INC.                SARASOTA                        FL
    851.0375          WPSJ346     MOTIENT COMMUNICATIONS INC.                DAYTON                          OH
    851.1875          WPCB836     MOTIENT COMMUNICATIONS INC.                JACKSONVILLE                    FL
    851.1875          WPPY525     MOTIENT COMMUNICATIONS INC.                JACKSONVILLE BCH                FL
    851.1875          WPPY529     MOTIENT COMMUNICATIONS INC.                JACKSONVILLE                    FL
    851.1875          WPQC282     MOTIENT COMMUNICATIONS INC.                JACKSONVILLE                    FL
    851.1875          WPQC283     MOTIENT COMMUNICATIONS INC.                ORANGE PARK                     FL
    851.1875          WPQC284     MOTIENT COMMUNICATIONS INC.                JACKSONVILLE                    FL
    851.2375          WNHJ737     MOTIENT COMMUNICATIONS INC.                MANHATTAN                       NY
    851.2375          WNHJ741     MOTIENT COMMUNICATIONS INC.                NORTH BERGEN                    NJ
    851.2375          WNHJ745     MOTIENT COMMUNICATIONS INC.                MANHATTAN                       NY
    851.2375          WNHJ749     MOTIENT COMMUNICATIONS INC.                SOMERSET                        NJ
    851.2375          WNHJ753     MOTIENT COMMUNICATIONS INC.                HACKENSACK                      NJ
    851.2375          WNVP352     MOTIENT COMMUNICATIONS INC.                MASSAPEQUA                      NY
    851.2375          WNVW540     MOTIENT COMMUNICATIONS INC.                HEMPSTEAD                       NY
    851.2375          WNVW610     MOTIENT COMMUNICATIONS INC.                MOUNT KISCO                     NY
    851.2375          WNWA849     MOTIENT COMMUNICATIONS INC.                WARRENVILLE                     NJ
    851.2375          WNWG214     MOTIENT COMMUNICATIONS INC.                STAMFORD                        CT
    851.2375          WNWG215     MOTIENT COMMUNICATIONS INC.                PORTCHESTER                     NY
    851.2375          WNWL632     MOTIENT COMMUNICATIONS INC.                DENVILLE                        NJ
    851.2375          WNWT215     MOTIENT COMMUNICATIONS INC.                NORWALK                         CT
    851.2375          WNWT216     MOTIENT COMMUNICATIONS INC.                PHILLIPSTOWN                    NY
    851.2375          WPPN722     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    851.2375          WPPN726     MOTIENT COMMUNICATIONS INC.                SUMMIT                          NJ
    851.2375          WPPN739     MOTIENT COMMUNICATIONS INC.                HACKENSACK                      NJ
    851.2375          WPPN742     MOTIENT COMMUNICATIONS INC.                YONKERS                         NY
    851.2375          WPPN743     MOTIENT COMMUNICATIONS INC.                EDISON                          NJ
    851.2375          WPPN748     MOTIENT COMMUNICATIONS INC.                MORRISTOWN                      NJ
    851.2375          WPPN749     MOTIENT COMMUNICATIONS INC.                SAYREVILLE                      NJ
    851.2375          WPPN754     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    851.2375          WPPX494     MOTIENT COMMUNICATIONS INC.                UNION CITY                      NJ
    851.2375          WPPY431     MOTIENT COMMUNICATIONS INC.                FORT LEE                        NJ
    851.2375          WPPY453     MOTIENT COMMUNICATIONS INC.                PARAMUS                         NJ
    851.2375          WPSJ350     MOTIENT COMMUNICATIONS INC.                PARSIPPANY                      NJ
    851.2375          WPTN885     MOTIENT COMMUNICATIONS INC.                PATERSON                        NJ
    851.2875          WPIR244     MOTIENT COMMUNICATIONS INC.                SARASOTA                        FL
    851.4125          WPQS881     MOTIENT COMMUNICATIONS INC.                MINNEAPOLIS                     MN
    851.4125          WPQS882     MOTIENT COMMUNICATIONS INC.                ARDEN HILLS                     MN
    851.4125          WPQS883     MOTIENT COMMUNICATIONS INC.                SAINT PAUL                      MN
    851.4125          WPQS888     MOTIENT COMMUNICATIONS INC.                MINNEAPOLIS                     MN


    851.4125          WPQS889     MOTIENT COMMUNICATIONS INC.                MINNEAPOLIS                     MN
    851.7125          KNEM329     MOTIENT COMMUNICATIONS INC.                SAN JOSE                        CA
    851.7875          WNHJ737     MOTIENT COMMUNICATIONS INC.                GLEN OAKS                       NY
    851.7875          WNHJ741     MOTIENT COMMUNICATIONS INC.                MANHATTAN                       NY
    851.7875          WNHJ745     MOTIENT COMMUNICATIONS INC.                PLAINVIEW                       NY
    851.7875          WNHJ749     MOTIENT COMMUNICATIONS INC.                STATEN ISLAND                   NY
    851.7875          WNHJ753     MOTIENT COMMUNICATIONS INC.                MANHATTAN                       NY
    851.7875          WNVW610     MOTIENT COMMUNICATIONS INC.                YONKERS                         NY
    851.7875          WPHB917     MOTIENT COMMUNICATIONS INC.                CHAMPAIGN                       IL
    851.7875          WPPN716     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    851.7875          WPPN717     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    851.7875          WPPN720     MOTIENT COMMUNICATIONS INC.                ALPINE                          NJ
    851.7875          WPPN721     MOTIENT COMMUNICATIONS INC.                FORT LEE                        NJ
    851.7875          WPPN724     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    851.7875          WPPN737     MOTIENT COMMUNICATIONS INC.                BRONX                           NY
    851.7875          WPPN738     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    851.7875          WPPN741     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    851.7875          WPPN746     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    851.7875          WPPN747     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    851.7875          WPPN750     MOTIENT COMMUNICATIONS INC.                HEMPSTEAD                       NY
    851.7875          WPPN751     MOTIENT COMMUNICATIONS INC.                MANHATTAN                       NY
    851.7875          WPPN752     MOTIENT COMMUNICATIONS INC.                JERICHO                         NY
    851.7875          WPPN755     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    851.7875          WPRX544     MOTIENT COMMUNICATIONS INC.                PHILADELPHIA                    PA
    851.7875          WPRX553     MOTIENT COMMUNICATIONS INC.                CHERRY HILL                     NJ
    851.7875          WPRX554     MOTIENT COMMUNICATIONS INC.                PHILADELPHIA                    PA
    851.7875          WPRX580     MOTIENT COMMUNICATIONS INC.                PLYMOUTH MTG                    PA
    851.7875          WPRZ786     MOTIENT COMMUNICATIONS INC.                KING OF PRUSSIA                 PA
    851.7875          WPRZ788     MOTIENT COMMUNICATIONS INC.                JENKINTOWN                      PA
    851.7875          WPRZ789     MOTIENT COMMUNICATIONS INC.                PHILADELPHIA                    PA
    851.7875          WPSG406     MOTIENT COMMUNICATIONS INC.                PHILADELPHIA                    PA
    851.7875          WPST564     MOTIENT COMMUNICATIONS INC.                BENSALEM                        PA
    851.7875          WPTI287     MOTIENT COMMUNICATIONS INC.                UPPER DUBLIN                    PA
    851.7875          WPTP292     MOTIENT COMMUNICATIONS INC.                COLLINGSWOOD                    NJ
    851.7875          WPTP293     MOTIENT COMMUNICATIONS INC.                PHILADELPHIA                    PA
    851.7875          WPTP294     MOTIENT COMMUNICATIONS INC.                VILLANOVA                       PA
    851.7875          WPTP295     MOTIENT COMMUNICATIONS INC.                VOORHEES                        NJ
    851.7875          WPUS832     MOTIENT COMMUNICATIONS INC.                PHILADELPHIA                    PA
    851.8375          WNKH532     MOTIENT COMMUNICATIONS INC.                CHICAGO                         IL
    851.8375          WNKH533     MOTIENT COMMUNICATIONS INC.                LAKE ZURICH                     IL
    851.8375          WNKH537     MOTIENT COMMUNICATIONS INC.                ORLAND TOWNSHIP                 IL
    851.8375          WPHZ617     MOTIENT COMMUNICATIONS INC.                MINNEAPOLIS                     MN
    851.8625          WPIM332     MOTIENT COMMUNICATIONS INC.                CHATTANOOGA                     TN
    851.8625          WNHJ737     MOTIENT COMMUNICATIONS INC.                MANHATTAN                       NY
    851.8625          WNHJ745     MOTIENT COMMUNICATIONS INC.                BROOKLYN                        NY
    851.8625          WNHJ749     MOTIENT COMMUNICATIONS INC.                STATEN ISLAND                   NY
    851.8625          WNHJ753     MOTIENT COMMUNICATIONS INC.                MANHATTAN                       NY
    851.8625          WPQB696     MOTIENT COMMUNICATIONS INC.                SAYREVILLE                      NJ

    851.8625          WPUS360     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    851.8625          WPUS364     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    851.8625          WPUS425     MOTIENT COMMUNICATIONS INC.                JERSEY CITY                     NJ
    851.8625          WPUS450     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    851.8625          WPWJ326     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    851.8625          WPWR531     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    851.8625          WPWV811     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    851.9375          WPXC789     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    851.9375          WPSF982     MOTIENT COMMUNICATIONS INC.                HOUSTON                         TX
    851.9375          WPSF983     MOTIENT COMMUNICATIONS INC.                HOUSTON                         TX
    851.9375          WPSF985     MOTIENT COMMUNICATIONS INC.                HOUSTON                         TX
    851.9375          WPSF988     MOTIENT COMMUNICATIONS INC.                HOUSTON                         TX
    851.9375          WPTP288     MOTIENT COMMUNICATIONS INC.                STAFFORD                        TX
    851.9375          WPTP290     MOTIENT COMMUNICATIONS INC.                HOUSTON                         TX
    851.9375          WPTP291     MOTIENT COMMUNICATIONS INC.                HOUSTON                         TX
    852.0375          KNEM328     MOTIENT COMMUNICATIONS INC.                SAN FRANCISCO                   CA
    852.0375          KNEM284     MOTIENT COMMUNICATIONS INC.                HOUSTON                         TX
    852.0375          WNRC381     MOTIENT COMMUNICATIONS INC.                HOUSTON                         TX
    852.0375          WPPY659     MOTIENT COMMUNICATIONS INC.                HUMBLE                          TX
    852.0375          WPPY660     MOTIENT COMMUNICATIONS INC.                TOMBALL                         TX
    852.0375          WPPY661     MOTIENT COMMUNICATIONS INC.                SPRING                          TX
    852.0375          WPTI970     MOTIENT COMMUNICATIONS INC.                HOUSTON                         TX
    852.0375          WPTN324     MOTIENT COMMUNICATIONS INC.                PASADENA                        TX
    852.0375          WPTN325     MOTIENT COMMUNICATIONS INC.                HOUSTON                         TX
    852.1125          KNDN364     MOTIENT COMMUNICATIONS INC.                ATLANTA                         GA
    852.1125          WNRI515     MOTIENT COMMUNICATIONS INC.                NORCROSS                        GA
    852.1125          WNZT396     MOTIENT COMMUNICATIONS INC.                TUCKER                          GA
    852.1125          WPIK385     MOTIENT COMMUNICATIONS INC.                STONE MOUNTAIN                  GA
    852.1125          WPRT644     MOTIENT COMMUNICATIONS INC.                ATLANTA                         GA
    852.1125          WPRT646     MOTIENT COMMUNICATIONS INC.                ATLANTA                         GA
    852.1125          WPRT649     MOTIENT COMMUNICATIONS INC.                TUCKER                          GA
    852.1125          WPRT653     MOTIENT COMMUNICATIONS INC.                STONE MOUNTAIN                  GA
    852.1125          WPRT655     MOTIENT COMMUNICATIONS INC.                ATLANTA                         GA
    852.1125          WPRT658     MOTIENT COMMUNICATIONS INC.                DECATUR                         GA
    852.1125          WPRT659     MOTIENT COMMUNICATIONS INC.                DECATUR                         GA
    852.1125          WPRW409     MOTIENT COMMUNICATIONS INC.                JONESBORO                       GA
    852.1125          WPRZ777     MOTIENT COMMUNICATIONS INC.                MABLETON                        GA
    852.1125          WPRZ779     MOTIENT COMMUNICATIONS INC.                MARIETTA                        GA
    852.1125          WPTP289     MOTIENT COMMUNICATIONS INC.                COLLEGE PARK                    GA
    852.1125          WPXC859     MOTIENT COMMUNICATIONS INC.                ADAMSVILLE                      GA
    852.1125          WPXC859     MOTIENT COMMUNICATIONS INC.                ATLANTA                         GA
    852.2125          WNCE217     MOTIENT COMMUNICATIONS INC.                IDRIA                           CA
    852.2875          WNQV539     MOTIENT COMMUNICATIONS INC.                MANHATTAN                       NY
    852.4125          WNHJ749     MOTIENT COMMUNICATIONS INC.                STATEN ISLAND                   NY
    852.4125          WNHJ753     MOTIENT COMMUNICATIONS INC.                STATEN ISLAND                   NY
    852.4125          WNVP352     MOTIENT COMMUNICATIONS INC.                MANHATTAN                       NY
    852.4125          WNVW610     MOTIENT COMMUNICATIONS INC.                DIX HILLS                       NY
    852.4125          WNWA849     MOTIENT COMMUNICATIONS INC.                YONKERS                         NY

    852.4625          WPIM716     MOTIENT COMMUNICATIONS INC.                ROLLING MEADOWS                 IL
    852.4625          WNCD904     MOTIENT COMMUNICATIONS INC.                CHICAGO                         IL
    852.4625          WNQK968     MOTIENT COMMUNICATIONS INC.                CHICAGO                         IL
    852.4625          WNQK969     MOTIENT COMMUNICATIONS INC.                CHICAGO                         IL
    852.4625          WNQK970     MOTIENT COMMUNICATIONS INC.                SKOKIE                          IL
    852.4625          WNQK971     MOTIENT COMMUNICATIONS INC.                NORTHLAKE                       IL
    852.4625          WNWA850     MOTIENT COMMUNICATIONS INC.                BATAVIA                         IL
    852.4625          WNXM813     MOTIENT COMMUNICATIONS INC.                WAUKEGAN                        IL
    852.4875          WNPO247     MOTIENT COMMUNICATIONS INC.                ARLINGTON                       VA
    852.4875          WNPO248     MOTIENT COMMUNICATIONS INC.                CHEVERLY                        MD
    852.4875          WNWL628     MOTIENT COMMUNICATIONS INC.                SPRINGFIELD                     VA
    852.4875          WNZZ621     MOTIENT COMMUNICATIONS INC.                WASHINGTON                      DC
    852.4875          WPPZ629     MOTIENT COMMUNICATIONS INC.                WASHINGTON                      DC
    852.4875          WPSD779     MOTIENT COMMUNICATIONS INC.                GREENBELT                       MD
    852.4875          WPSE481     MOTIENT COMMUNICATIONS INC.                WASHINGTON                      DC
    852.4875          WPPX493     MOTIENT COMMUNICATIONS INC.                RESTON                          VA
    852.4875          WPPX631     MOTIENT COMMUNICATIONS INC.                LEESBURG                        VA
    852.4875          WPPY445     MOTIENT COMMUNICATIONS INC.                HERNDON                         VA
    852.4875          WPQA504     MOTIENT COMMUNICATIONS INC.                STERLING                        VA
    852.4875          WPQJ484     MOTIENT COMMUNICATIONS INC.                ROCKVILLE                       MD
    852.4875          WPSJ349     MOTIENT COMMUNICATIONS INC.                BURKE                           VA
    852.4875          WPSE481     MOTIENT COMMUNICATIONS INC.                ANNANDALE                       VA
    852.6125          WNKH533     MOTIENT COMMUNICATIONS INC.                MIDLAND                         MI
    852.6375          WPPZ839     MOTIENT COMMUNICATIONS INC.                BATAVIA                         IL
    852.7875          KNEM313     MOTIENT COMMUNICATIONS INC.                BOULDER CITY                    NV
    852.7875          KNEM313     MOTIENT COMMUNICATIONS INC.                LAS VEGAS                       NV
    852.7875          KNEM313     MOTIENT COMMUNICATIONS INC.                LAS VEGAS                       NV
    852.8375          KNEM328     MOTIENT COMMUNICATIONS INC.                LAS VEGAS                       NV
    852.8375          KNEM329     MOTIENT COMMUNICATIONS INC.                SAN FRANCISCO                   CA
    852.8375          KNEM330     MOTIENT COMMUNICATIONS INC.                HAYWARD                         CA
    852.8375          KNEM331     MOTIENT COMMUNICATIONS INC.                PALO ALTO                       CA
    852.8375          WPCW615     MOTIENT COMMUNICATIONS INC.                OAKLAND                         CA
    852.8625          WPEE658     MOTIENT COMMUNICATIONS INC.                OAKLAND                         CA
    852.8875          WNMW744     MOTIENT COMMUNICATIONS INC.                REDWOOD CITY                    CA
    852.8875          WNHJ737     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    852.9375          KNDN397     MOTIENT COMMUNICATIONS INC.                WEST ORANGE                     NJ
    852.9375          WNPO247     MOTIENT COMMUNICATIONS INC.                WESTMINSTER                     MD
    852.9375          WNQL862     MOTIENT COMMUNICATIONS INC.                WASHINGTON                      DC
    852.9375          WPID462     MOTIENT COMMUNICATIONS INC.                CATONSVILLE                     MD
    852.9375          WPQK756     MOTIENT COMMUNICATIONS INC.                ROCKVILLE                       MD
    852.9375          WPSE480     MOTIENT COMMUNICATIONS INC.                OWINGS MILLS                    MD
    852.9375          WPPC246     MOTIENT COMMUNICATIONS INC.                LAUREL                          MD
    852.9375          WPPT723     MOTIENT COMMUNICATIONS INC.                COLUMBIA                        MD
    852.9375          WPPX628     MOTIENT COMMUNICATIONS INC.                ELLICOTT CITY                   MD
    852.9375          WPSJ339     MOTIENT COMMUNICATIONS INC.                SEVERNA PARK                    MD
    852.9375          WPTI969     MOTIENT COMMUNICATIONS INC.                PIKESVILLE                      MD
    852.9375          WPSE480     MOTIENT COMMUNICATIONS INC.                CROFTON                         MD
    853.0125          WPBJ350     MOTIENT COMMUNICATIONS INC.                HONOLULU                        HI

    853.0125          WPFW845     MOTIENT COMMUNICATIONS INC.                OGDEN                           UT
    853.0125          WPSJ340     MOTIENT COMMUNICATIONS INC.                SALT LAKE CITY                  UT
    853.0125          WPSJ342     MOTIENT COMMUNICATIONS INC.                SOUTH JORDAN                    UT
    853.0125          WPSJ343     MOTIENT COMMUNICATIONS INC.                BOUNTIFUL                       UT
    853.0125          WPTE466     MOTIENT COMMUNICATIONS INC.                SALT LAKE CITY                  UT
    853.0125          WPTE470     MOTIENT COMMUNICATIONS INC.                W VALLEY CITY                   UT
    853.0125          WPSJ340     MOTIENT COMMUNICATIONS INC.                LAYTON                          UT
    853.0875          KNEP504     MOTIENT COMMUNICATIONS INC.                ORLANDO                         FL
    853.0875          WNWA871     MOTIENT COMMUNICATIONS INC.                SAINT PETERSBURG                FL
    853.0875          WNXZ724     MOTIENT COMMUNICATIONS INC.                TAMPA                           FL
    853.0875          WPII898     MOTIENT COMMUNICATIONS INC.                TAMPA                           FL
    853.0875          WPIJ936     MOTIENT COMMUNICATIONS INC.                TAMPA                           FL
    853.0875          WPPN725     MOTIENT COMMUNICATIONS INC.                ORLANDO                         FL
    853.0875          WPPN756     MOTIENT COMMUNICATIONS INC.                ORLANDO                         FL
    853.0875          WPPN757     MOTIENT COMMUNICATIONS INC.                LONGWOOD                        FL
    853.0875          WPTP296     MOTIENT COMMUNICATIONS INC.                ORLANDO                         FL
    853.2375          WPIR742     MOTIENT COMMUNICATIONS INC.                TUCSON                          AZ
    853.2375          WPTI972     MOTIENT COMMUNICATIONS INC.                LITTLE ROCK                     AR
    853.2375          WPTP298     MOTIENT COMMUNICATIONS INC.                LITTLE ROCK                     AR
    853.3125          KNEP538     MOTIENT COMMUNICATIONS INC.                MINNEAPOLIS                     MN
    853.3125          WNGK940     MOTIENT COMMUNICATIONS INC.                CHAMPLIN                        MN
    853.3125          WNWB446     MOTIENT COMMUNICATIONS INC.                SAINT PAUL                      MN
    853.3125          WPII726     MOTIENT COMMUNICATIONS INC.                MINNEAPOLIS                     MN
    853.3875          KNEM294     MOTIENT COMMUNICATIONS INC.                EULESS                          TX
    853.3875          WNKV536     MOTIENT COMMUNICATIONS INC.                KENNEDALE                       TX
    853.3875          WNKV537     MOTIENT COMMUNICATIONS INC.                RICHARDSON                      TX
    853.3875          WNMY887     MOTIENT COMMUNICATIONS INC.                ROANOKE                         TX
    853.3875          WPID435     MOTIENT COMMUNICATIONS INC.                DENTON                          TX
    853.3875          WNHJ745     MOTIENT COMMUNICATIONS INC.                DALLAS                          TX
    853.3875          WPNY215     MOTIENT COMMUNICATIONS INC.                MANHATTAN                       NY
    853.3875          WPTE469     MOTIENT COMMUNICATIONS INC.                DALLAS                          TX
    853.3875          WPTI290     MOTIENT COMMUNICATIONS INC.                DALLAS                          TX
    853.3875          WPTN327     MOTIENT COMMUNICATIONS INC.                DALLAS                          TX
    853.3875          WPTP286     MOTIENT COMMUNICATIONS INC.                GARLAND                         TX
    853.3875          WPUS357     MOTIENT COMMUNICATIONS INC.                GRAND PRAIRIE                   TX
    853.3875          WPUS418     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    853.3875          WPUS448     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    853.3875          WPUS451     MOTIENT COMMUNICATIONS INC.                JERSEY CITY                     NJ
    853.3875          WPVC460     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    853.3875          WPWJ326     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    853.3875          WPWR531     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    853.3875          WPWV811     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    853.3875          WPXC789     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    853.3875          WPWJ326     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    853.6625          WPHJ359     MOTIENT COMMUNICATIONS INC.                LITTLE ROCK                     AR
    853.7375          WPHN208     MOTIENT COMMUNICATIONS INC.                BOISE                           ID
    853.9625          KNEP514     MOTIENT COMMUNICATIONS INC.                PITTSBURGH                      PA
    853.9625          WPIQ398     MOTIENT COMMUNICATIONS INC.                HIGH POINT                      NC

    853.9625          WPTI973     MOTIENT COMMUNICATIONS INC.                WINSTON SALEM                   NC
    853.9625          KNDN364     MOTIENT COMMUNICATIONS INC.                GREENSBORO                      NC
    854.1375          WNMZ813     MOTIENT COMMUNICATIONS INC.                MARIETTA                        GA
    854.1375          WNRI515     MOTIENT COMMUNICATIONS INC.                STONE MOUNTAIN                  GA
    854.1375          WPPX294     MOTIENT COMMUNICATIONS INC.                ROSWELL                         GA
    854.1375          WPPY765     MOTIENT COMMUNICATIONS INC.                NORCROSS                        GA
    854.1375          WPPZ859     MOTIENT COMMUNICATIONS INC.                PANTHERSVILLE                   GA
    854.1375          WPTE468     MOTIENT COMMUNICATIONS INC.                LILBURN                         GA
    854.1625          KNEM323     MOTIENT COMMUNICATIONS INC.                GLENDORA                        CA
    854.3875          KNEP547     MOTIENT COMMUNICATIONS INC.                GREENVILLE                      GA
    854.3875          WNUG927     MOTIENT COMMUNICATIONS INC.                READING                         MA
    854.3875          WNUG928     MOTIENT COMMUNICATIONS INC.                BOSTON                          MA
    854.3875          WNVR316     MOTIENT COMMUNICATIONS INC.                NEWTON                          MA
    854.3875          WPGJ995     MOTIENT COMMUNICATIONS INC.                FRAMINGHAM                      MA
    854.3875          WPPY809     MOTIENT COMMUNICATIONS INC.                FOXBORO                         MA
    854.3875          WPPY255     MOTIENT COMMUNICATIONS INC.                FOXBORO                         MA
    854.3875          WPPY256     MOTIENT COMMUNICATIONS INC.                BRAINTREE                       MA
    854.3875          WPPY450     MOTIENT COMMUNICATIONS INC.                TEWKSBURY                       MA
    854.3875          WPPY451     MOTIENT COMMUNICATIONS INC.                BURLINGTON                      MA
    854.3875          WPPY967     MOTIENT COMMUNICATIONS INC.                MARLBOROUGH                     MA
    854.3875          WPQK924     MOTIENT COMMUNICATIONS INC.                FRAMINGHAM                      MA
    854.3875          KNEP519     MOTIENT COMMUNICATIONS INC.                LYNN                            MA
    854.4125          KNEP519     MOTIENT COMMUNICATIONS INC.                MARLBOROUGH                     MA
    854.4125          KNEP520     MOTIENT COMMUNICATIONS INC.                MORRISVILLE                     NC
    854.4125          WPII895     MOTIENT COMMUNICATIONS INC.                RALEIGH                         NC
    854.4125          KNDN358     MOTIENT COMMUNICATIONS INC.                RALEIGH                         NC
    854.4375          KNDN358     MOTIENT COMMUNICATIONS INC.                RALEIGH                         NC
    854.4375          WNHJ737     MOTIENT COMMUNICATIONS INC.                CRANFORD                        NJ
    854.4375          WNHJ741     MOTIENT COMMUNICATIONS INC.                MANHATTAN                       NY
    854.4375          WNHJ745     MOTIENT COMMUNICATIONS INC.                BRONX                           NY
    854.4375          WNHJ749     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    854.4375          WNHJ753     MOTIENT COMMUNICATIONS INC.                SAYREVILLE                      NJ
    854.4375          WNVP352     MOTIENT COMMUNICATIONS INC.                BRONX                           NY
    854.4375          WNVW540     MOTIENT COMMUNICATIONS INC.                HAUPPAUGE                       NY
    854.4375          WNVW610     MOTIENT COMMUNICATIONS INC.                LYNBROOK                        NY
    854.4375          WNWA849     MOTIENT COMMUNICATIONS INC.                JERICHO                         NY
    854.4375          WNWL632     MOTIENT COMMUNICATIONS INC.                WARRENVILLE                     NJ
    854.4375          WNWT216     MOTIENT COMMUNICATIONS INC.                ALPINE                          NJ
    854.4375          WPPN719     MOTIENT COMMUNICATIONS INC.                WHITE PLAINS                    NY
    854.4375          WPPN723     MOTIENT COMMUNICATIONS INC.                WHITE PLAINS                    NY
    854.4375          WPPN740     MOTIENT COMMUNICATIONS INC.                SAYREVILLE                      NJ
    854.4375          WPPN745     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    854.4375          WPPN753     MOTIENT COMMUNICATIONS INC.                HACKENSACK                      NJ
    854.4375          WPPX217     MOTIENT COMMUNICATIONS INC.                MASSAPEQUA                      NY
    854.4375          WPPX629     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    854.4375          WPPY430     MOTIENT COMMUNICATIONS INC.                WEST ORANGE                     NJ
    854.4375          WPTI968     MOTIENT COMMUNICATIONS INC.                UNION CITY                      NJ
    854.4375          KNDN358     MOTIENT COMMUNICATIONS INC.                FORT LEE                        NJ

    854.6625          KNEM329     MOTIENT COMMUNICATIONS INC.                SAN FRANCISCO                   CA
    854.6625          KNEM330     MOTIENT COMMUNICATIONS INC.                SAN JOSE                        CA
    854.6625          KNEM331     MOTIENT COMMUNICATIONS INC.                PALO ALTO                       CA
    854.6625          KNEM333     MOTIENT COMMUNICATIONS INC.                DANVILLE                        CA
    854.6625          WNHA462     MOTIENT COMMUNICATIONS INC.                PETALUMER                       CA
    854.6625          WNNL390     MOTIENT COMMUNICATIONS INC.                SANTA ROSA                      CA
    854.6625          WNPF453     MOTIENT COMMUNICATIONS INC.                ROSEMEAD                        CA
    854.6625          WPIG278     MOTIENT COMMUNICATIONS INC.                DUBLIN                          CA
    854.6625          WPIK387     MOTIENT COMMUNICATIONS INC.                NOVATO                          CA
    854.6625          WPIQ399     MOTIENT COMMUNICATIONS INC.                SAN JOSE                        CA
    854.6625          KNFZ204     MOTIENT COMMUNICATIONS INC.                ORANGE                          CA
    854.6625          WNXR207     MOTIENT COMMUNICATIONS INC.                SAN FRANCISCO                   CA
    854.6625          WPES898     MOTIENT COMMUNICATIONS INC.                ENCINO                          CA
    854.6625          WPFX345     MOTIENT COMMUNICATIONS INC.                GLENDALE                        CA
    854.6625          WPPN744     MOTIENT COMMUNICATIONS INC.                HUNTINGTON                      WV
    854.6625          WPPX392     MOTIENT COMMUNICATIONS INC.                HARRISBURG                      PA
    854.6625          WPPY447     MOTIENT COMMUNICATIONS INC.                LA HABRA                        CA
    854.6625          WPPY448     MOTIENT COMMUNICATIONS INC.                LAGUNA BEACH                    CA
    854.6625          WPPY854     MOTIENT COMMUNICATIONS INC.                SACRAMENTO                      CA
    854.6625          WPQA218     MOTIENT COMMUNICATIONS INC.                SACRAMENTO                      CA
    854.6625          WQP293      MOTIENT COMMUNICATIONS INC.                MONTROSE                        CA
    854.6625          WQZ824      MOTIENT COMMUNICATIONS INC.                OAKLAND                         CA
    854.6625          WPRT660     MOTIENT COMMUNICATIONS INC.                SACRAMENTO                      CA
    854.6625          WPRX236     MOTIENT COMMUNICATIONS INC.                WRIGHTWOOD                      CA
    854.6625          WPRX612     MOTIENT COMMUNICATIONS INC.                RANCHO CORDOVA                  CA
    854.6625          WPRZ790     MOTIENT COMMUNICATIONS INC.                SAN JUAN CAPISTRANO             CA
    854.6625          WPSE804     MOTIENT COMMUNICATIONS INC.                STOCKTON                        CA
    854.6625          WPSF797     MOTIENT COMMUNICATIONS INC.                MECHANICSBURG                   PA
    854.6625          WPTE471     MOTIENT COMMUNICATIONS INC.                HUNTINGTON BCH                  CA
    854.6625          WPTN326     MOTIENT COMMUNICATIONS INC.                STOCKTON                        CA
    854.6625          WPTN884     MOTIENT COMMUNICATIONS INC.                UNION CITY                      CA
    854.6625          WPTP287     MOTIENT COMMUNICATIONS INC.                VALLEJO                         CA
    854.6625          WPTP297     MOTIENT COMMUNICATIONS INC.                SAN FRANCISCO                   CA
    854.6625          WPTQ531     MOTIENT COMMUNICATIONS INC.                CARLISLE                        PA
    854.6625          WPTT279     MOTIENT COMMUNICATIONS INC.                SAN FRANCISCO                   CA
    854.6625          WPTT280     MOTIENT COMMUNICATIONS INC.                CORONA DEL MAR                  CA
    854.6625          WPUS825     MOTIENT COMMUNICATIONS INC.                LOS ANGELES                     CA
    854.6625          WPUS834     MOTIENT COMMUNICATIONS INC.                WESTLAKE VILLAGE                CA
    854.6625          WPUS836     MOTIENT COMMUNICATIONS INC.                BURLINGAME                      CA
    854.6625          WPWR530     MOTIENT COMMUNICATIONS INC.                CULVER CITY                     CA
    854.6625          WNHJ729     MOTIENT COMMUNICATIONS INC.                MONROVIA                        CA
    854.6625          WNHJ733     MOTIENT COMMUNICATIONS INC                 SUNNYMEAD                       CA
    854.6625          WNHJ778     MOTIENT COMMUNICATIONS INC                 BURBANK                         CA
    854.6625          WNHJ782     MOTIENT COMMUNICATIONS INC                 SANTA MONICA                    CA
    854.6625          WNHJ786     MOTIENT COMMUNICATIONS INC                 LOS ANGELES                     CA
    854.6625          WPPX391     MOTIENT COMMUNICATIONS INC                 ANAHEIM                         CA
    854.6625          WPWR530     MOTIENT COMMUNICATIONS INC                 NORWALK                         CA

    854.7125          KNEP561     MOTIENT COMMUNICATIONS INC.                ANCHORAGE                       AK
    854.7625          WNIT585     MOTIENT COMMUNICATIONS INC.                TIGARD                          OR
    854.7625          WPII530     MOTIENT COMMUNICATIONS INC.                CHICAGO                         IL
    854.7625          WPMG325     MOTIENT COMMUNICATIONS INC.                LOCKPORT                        IL
    854.7625          WPMX399     MOTIENT COMMUNICATIONS INC.                BIRMINGHAM                      AL
    854.7625          WPPE651     MOTIENT COMMUNICATIONS INC.                DETROIT                         MI
    854.7625          WPQK862     MOTIENT COMMUNICATIONS INC.                NEW BERLIN                      WI
    854.7625          WPSM718     MOTIENT COMMUNICATIONS INC.                NEW BERLIN                      WI
    854.7625          WPTC683     MOTIENT COMMUNICATIONS INC.                PRINCETON                       FL
    854.7625          WPKX231     MOTIENT COMMUNICATIONS INC.                ROCKFORD                        IL
    854.8125          WPKT402     MOTIENT COMMUNICATIONS INC.                OMAHA                           NE
    854.8125          WPPY455     MOTIENT COMMUNICATIONS INC.                OMAHA                           NE
    854.8125          WPPY456     MOTIENT COMMUNICATIONS INC.                DES MOINES                      IA
    854.8125          KNDN361     MOTIENT COMMUNICATIONS INC.                DES MOINES                      IA
    854.8375          KNEH672     MOTIENT COMMUNICATIONS INC.                W DES MOINES                    IA
    854.8375          KNEP562     MOTIENT COMMUNICATIONS INC.                MADISON                         WI
    854.8375          KNEP563     MOTIENT COMMUNICATIONS INC.                MADISON                         WI
    854.8375          WPIJ935     MOTIENT COMMUNICATIONS INC.                SOUTH MILWAUKEE                 WI
    854.8375          WPIJ991     MOTIENT COMMUNICATIONS INC.                NEW BERLIN                      WI
    854.8375          WPKF213     MOTIENT COMMUNICATIONS INC.                VIRGINIA BEACH                  VA
    854.8375          WPPB700     MOTIENT COMMUNICATIONS INC.                MILWAUKEE                       WI
    854.8375          WPPB703     MOTIENT COMMUNICATIONS INC.                CHICAGO                         IL
    854.8375          WPPD473     MOTIENT COMMUNICATIONS INC.                NORFOLK                         VA
    854.8375          WPPG660     MOTIENT COMMUNICATIONS INC.                VIRGINIA BEACH                  VA
    854.8375          WPPG661     MOTIENT COMMUNICATIONS INC.                WAUKESHA                        WI
    854.8375          WPPG927     MOTIENT COMMUNICATIONS INC.                VIRGINIA BEACH                  VA
    854.8375          WPQC771     MOTIENT COMMUNICATIONS INC.                CHESAPEAKE                      VA
    854.8375          WPQE395     MOTIENT COMMUNICATIONS INC.                WILLIAMSBURG                    VA
    854.8375          WPTB951     MOTIENT COMMUNICATIONS INC.                NORFOLK                         VA
    854.8375          WPTB970     MOTIENT COMMUNICATIONS INC.                LANNON                          WI
    854.8375          WPTB974     MOTIENT COMMUNICATIONS INC.                NEWPORT NEWS                    VA
    854.8375          WPTK781     MOTIENT COMMUNICATIONS INC.                NEWPORT NEWS                    VA
    854.8375          WPSI928     MOTIENT COMMUNICATIONS INC.                WILLIAMSBURG                    VA
    854.8375          WPQE395     MOTIENT COMMUNICATIONS INC.                VIRGINIA BEACH                  VA
    855.0125          KNDN358     MOTIENT COMMUNICATIONS INC.                ROTTERDAM                       NY
    855.0125          KNDN368     MOTIENT COMMUNICATIONS INC.                BRIDGEWATER                     NJ
    855.0125          KNDN369     MOTIENT COMMUNICATIONS INC.                PARSIPPANY                      NJ
    855.0125          KNDN373     MOTIENT COMMUNICATIONS INC.                BENSALEMLES                     PA
    855.0125          KNDN377     MOTIENT COMMUNICATIONS INC.                CHESTER                         PA
    855.0125          KNEM313     MOTIENT COMMUNICATIONS INC.                LANCASTER                       PA
    855.0125          KNEM322     MOTIENT COMMUNICATIONS INC.                LAS VEGAS                       NV
    855.0125          KNEM324     MOTIENT COMMUNICATIONS INC.                SAN BERNARDINO                  CA
    855.0125          KNEM325     MOTIENT COMMUNICATIONS INC.                SUNNYMEADE                      CA
    855.0125          KNEM334     MOTIENT COMMUNICATIONS INC.                OXNARD                          CA
    855.0125          KNEP511     MOTIENT COMMUNICATIONS INC.                SANTA BARBARA                   CA
    855.0125          KNEP545     MOTIENT COMMUNICATIONS INC.                SAN LUIS OBISPO                 CA
    855.0125          KNEP549     MOTIENT COMMUNICATIONS INC.                SPRINGFIELD                     MA
    855.0125          KNEP550     MOTIENT COMMUNICATIONS INC.                BRIDGEPORT                      CT


    855.0125          KNEP551     MOTIENT COMMUNICATIONS INC.                WINDSOR                         CT
    855.0125          KNEP553     MOTIENT COMMUNICATIONS INC.                FISHKILL                        NY
    855.0125          KNEP554     MOTIENT COMMUNICATIONS INC.                PORTLAND                        ME
    855.0125          KNEP556     MOTIENT COMMUNICATIONS INC.                NEW HAVEN                       CT
    855.0125          KNEP570     MOTIENT COMMUNICATIONS INC.                MOUNT KISCO                     NY
    855.0125          KNEP571     MOTIENT COMMUNICATIONS INC.                STERLING FOREST                 NY
    855.0125          KNER538     MOTIENT COMMUNICATIONS INC.                ANN ARBOR                       MI
    855.0125          KNJH370     MOTIENT COMMUNICATIONS INC.                ESSEXVILLE                      MI
    855.0125          KNJH437     MOTIENT COMMUNICATIONS INC.                GROTON                          CT
    855.0125          KNJU730     MOTIENT COMMUNICATIONS INC.                STORRS                          CT
    855.0125          KNJU731     MOTIENT COMMUNICATIONS INC.                FREEHOLD                        NJ
    855.0125          WMWD763     MOTIENT COMMUNICATIONS INC.                WATERBURY                       CT
    855.0125          WNAJ769     MOTIENT COMMUNICATIONS INC.                SOUTHBURY                       CT
    855.0125          WNAU538     MOTIENT COMMUNICATIONS INC.                MARSHFIELD HILLS                MA
    855.0125          WNAU436     MOTIENT COMMUNICATIONS INC.                PITTSFIELD                      MA
    855.0125          WNBZ614     MOTIENT COMMUNICATIONS INC.                NEWARK                          DE
    855.0125          WNFP948     MOTIENT COMMUNICATIONS INC.                WILMINGTON                      DE
    855.0125          WNFQ799     MOTIENT COMMUNICATIONS INC.                MIDLAND                         MI
    855.0125          WNGE632     MOTIENT COMMUNICATIONS INC.                TRAVERSE CITY                   MI
    855.0125          WNGX891     MOTIENT COMMUNICATIONS INC.                ANSONIA                         CT
    855.0125          WNHB960     MOTIENT COMMUNICATIONS INC.                MIDDLETOWN                      CT
    855.0125          WNHB982     MOTIENT COMMUNICATIONS INC.                OAKLAND                         NJ
    855.0125          WNHB983     MOTIENT COMMUNICATIONS INC.                PARAMUS                         NJ
    855.0125          WNHG666     MOTIENT COMMUNICATIONS INC.                PISCATAWAY                      NJ
    855.0125          WNIC348     MOTIENT COMMUNICATIONS INC.                MORRISTOWN                      NJ
    855.0125          WNLY463     MOTIENT COMMUNICATIONS INC.                TORRINGTON                      CT
    855.0125          WNMA267     MOTIENT COMMUNICATIONS INC.                AMHERST                         MA
    855.0125          WNMA268     MOTIENT COMMUNICATIONS INC.                CLAWSON                         MI
    855.0125          WNMC484     MOTIENT COMMUNICATIONS INC.                CLINTON TOWNSHIP                MI
    855.0125          WNMJ687     MOTIENT COMMUNICATIONS INC.                TAYLOR                          MI
    855.0125          WNMJ689     MOTIENT COMMUNICATIONS INC.                PORT HURON                      MI
    855.0125          WNMS719     MOTIENT COMMUNICATIONS INC.                BLOOMING GROVE                  NY
    855.0125          WNMY818     MOTIENT COMMUNICATIONS INC.                MIDDLETOWN                      NY
    855.0125          WNMY819     MOTIENT COMMUNICATIONS INC.                YONKERS                         NY
    855.0125          WNMZ811     MOTIENT COMMUNICATIONS INC.                PHILLIPSTOWN                    NY
    855.0125          WNNH600     MOTIENT COMMUNICATIONS INC.                SOMERS                          NY
    855.0125          WNPM262     MOTIENT COMMUNICATIONS INC.                GLENS FALLS                     NY
    855.0125          WNPM263     MOTIENT COMMUNICATIONS INC.                PHILADELPHIA                    PA
    855.0125          WNPM264     MOTIENT COMMUNICATIONS INC.                PHILADELPHIA                    PA
    855.0125          WNQL978     MOTIENT COMMUNICATIONS INC.                UPPER DUBLIN                    PA
    855.0125          WNUG927     MOTIENT COMMUNICATIONS INC.                VILLANOVA                       PA
    855.0125          WNUG928     MOTIENT COMMUNICATIONS INC.                LEWISTON                        ME
    855.0125          WNUX618     MOTIENT COMMUNICATIONS INC.                BOSTON                          MA
    855.0125          WNWK980     MOTIENT COMMUNICATIONS INC.                ENUMCLAW                        WA
    855.0125          WPIN254     MOTIENT COMMUNICATIONS INC.                NORWALK                         CT
    855.0125          WPIQ757     MOTIENT COMMUNICATIONS INC.                LINCROFT                        NJ
    855.0125          WPKE664     MOTIENT COMMUNICATIONS INC.                PHILADELPHIA                    PA
    855.0125          WPLX510     MOTIENT COMMUNICATIONS INC.                PROVIDENCE                      RI

    855.0125          WPMJ536     MOTIENT COMMUNICATIONS INC.                BROOKLYN                        NY
    855.0125          WPMJ537     MOTIENT COMMUNICATIONS INC.                GLEN OAKS                       NY
    855.0125          WPMJ540     MOTIENT COMMUNICATIONS INC.                WHITE PLAINS                    NY
    855.0125          WPMJ544     MOTIENT COMMUNICATIONS INC.                PORTCHESTER                     NY
    855.0125          WPMJ546     MOTIENT COMMUNICATIONS INC.                BRONX                           NY
    855.0125          WPMJ845     MOTIENT COMMUNICATIONS INC.                STATEN ISLAND                   NY
    855.0125          WPMJ847     MOTIENT COMMUNICATIONS INC.                STATEN ISLAND                   NY
    855.0125          WPMJ850     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    855.0125          WPMM498     MOTIENT COMMUNICATIONS INC.                EAST ELMHURST                   NY
    855.0125          WPMM505     MOTIENT COMMUNICATIONS INC.                NEWPORT BEACH                   CA
    855.0125          WPMM508     MOTIENT COMMUNICATIONS INC.                LONG BEACH                      CA
    855.0125          WPMM509     MOTIENT COMMUNICATIONS INC.                BURBANK                         CA
    855.0125          WPMM510     MOTIENT COMMUNICATIONS INC.                GLENDALE                        CA
    855.0125          WPMM511     MOTIENT COMMUNICATIONS INC.                SAN DIMAS                       CA
    855.0125          WPMM513     MOTIENT COMMUNICATIONS INC.                LOS ANGELES                     CA
    855.0125          WPMM514     MOTIENT COMMUNICATIONS INC.                WESTWOOD                        CA
    855.0125          WPMM515     MOTIENT COMMUNICATIONS INC.                SANTA MONICA                    CA
    855.0125          WPMM517     MOTIENT COMMUNICATIONS INC.                NORWALK                         CA
    855.0125          WPMM518     MOTIENT COMMUNICATIONS INC.                ROSEMEAD                        CA
    855.0125          WPMM519     MOTIENT COMMUNICATIONS INC.                LA HABRA                        CA
    855.0125          WPMM521     MOTIENT COMMUNICATIONS INC.                CORONA                          CA
    855.0125          WPMM522     MOTIENT COMMUNICATIONS INC.                SIGNAL HILL                     CA
    855.0125          WPMM566     MOTIENT COMMUNICATIONS INC.                RANCHO PALOS                    CA
    855.0125          WPMM567     MOTIENT COMMUNICATIONS INC.                IRVINE                          CA
    855.0125          WPMM570     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    855.0125          WPMM571     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    855.0125          WPMM573     MOTIENT COMMUNICATIONS INC.                SOMERSET                        NJ
    855.0125          WPMM574     MOTIENT COMMUNICATIONS INC.                SAYREVILLE                      NJ
    855.0125          WPMM576     MOTIENT COMMUNICATIONS INC.                HACKENSACK                      NJ
    855.0125          WPMM579     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    855.0125          WPMM580     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    855.0125          WPMM582     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    855.0125          WPMM583     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    855.0125          WPMM584     MOTIENT COMMUNICATIONS INC.                MANHATTAN                       NY
    855.0125          WPMM586     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    855.0125          WPMM588     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    855.0125          WPMM589     MOTIENT COMMUNICATIONS INC.                BROOKLYN                        NY
    855.0125          WPMM590     MOTIENT COMMUNICATIONS INC.                PLAINVIEW                       NY
    855.0125          WPMM592     MOTIENT COMMUNICATIONS INC.                HAUPPAUGE                       NY
    855.0125          WPMM690     MOTIENT COMMUNICATIONS INC.                MASSAPEQUA                      NY
    855.0125          WPMM694     MOTIENT COMMUNICATIONS INC.                SELDEN                          NY
    855.0125          WPMM696     MOTIENT COMMUNICATIONS INC.                DIX HILLS                       NY
    855.0125          WPMM701     MOTIENT COMMUNICATIONS INC.                BAY SHORE                       NY
    855.0125          WPMM703     MOTIENT COMMUNICATIONS INC.                LYNBROOK                        NY
    855.0125          WPMM704     MOTIENT COMMUNICATIONS INC.                HEMPSTEAD                       NY
    855.0125          WPMM707     MOTIENT COMMUNICATIONS INC.                JAMAICA                         NY
    855.0125          WPMM710     MOTIENT COMMUNICATIONS INC.                BRONX                           NY
    855.0125          WPMM713     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY

    855.0125          WPMM714     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    855.0125          WPMM715     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    855.0125          WPMM716     MOTIENT COMMUNICATIONS INC.                ANNANDALE                       NJ
    855.0125          WPMN444     MOTIENT COMMUNICATIONS INC.                NORTH BERGEN                    NJ
    855.0125          WPMN446     MOTIENT COMMUNICATIONS INC.                JERICHO                         NY
    855.0125          WPNW606     MOTIENT COMMUNICATIONS INC.                NORWALK                         CT
    855.0125          WPNW609     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    855.0125          WPOX379     MOTIENT COMMUNICATIONS INC.                MAHWAH                          NJ
    855.0125          WPOX979     MOTIENT COMMUNICATIONS INC.                ALLENWOOD                       NJ
    855.0125          WPPA285     MOTIENT COMMUNICATIONS INC.                MONTROSE                        CA
    855.0125          WPPC886     MOTIENT COMMUNICATIONS INC.                DOYLESTOWN                      PA
    855.0125          WPPC887     MOTIENT COMMUNICATIONS INC.                SAYREVILLE                      NJ
    855.0125          WPPC888     MOTIENT COMMUNICATIONS INC.                SANTA ANA                       CA
    855.0125          WPPU213     MOTIENT COMMUNICATIONS INC.                LOS ANGELES                     CA
    855.0125          WPQA894     MOTIENT COMMUNICATIONS INC.                PATERSON                        NJ
    855.0125          WPQA895     MOTIENT COMMUNICATIONS INC.                PAXTON                          MA
    855.0125          WPQA896     MOTIENT COMMUNICATIONS INC.                EASTON                          PA
    855.0125          WPQD675     MOTIENT COMMUNICATIONS INC.                WESCOSVILLE                     PA
    855.0125          WPQD697     MOTIENT COMMUNICATIONS INC.                HANOVER                         PA
    855.0125          WPQD698     MOTIENT COMMUNICATIONS INC.                LOS ANGELES                     CA
    855.0125          WPQD699     MOTIENT COMMUNICATIONS INC.                LOUISVILLE                      KY
    855.0125          WPQD705     MOTIENT COMMUNICATIONS INC.                LOUISVILLE                      KY
    855.0125          WPQD706     MOTIENT COMMUNICATIONS INC.                CHELSEA                         AL
    855.0125          WPQD708     MOTIENT COMMUNICATIONS INC.                BIRMINGHAM                      AL
    855.0125          WPQD712     MOTIENT COMMUNICATIONS INC.                VALENCIA                        CA
    855.0125          WPQF506     MOTIENT COMMUNICATIONS INC.                ANAHEIM                         CA
    855.0125          WPQF507     MOTIENT COMMUNICATIONS INC.                PROVIDENCE                      RI
    855.0125          WPQK733     MOTIENT COMMUNICATIONS INC.                HOOVER                          AL
    855.0125          WPQK734     MOTIENT COMMUNICATIONS INC.                LAGUNA BEACH                    CA
    855.0125          WPQK735     MOTIENT COMMUNICATIONS INC.                NORWOOD                         MA
    855.0125          WPQK738     MOTIENT COMMUNICATIONS INC.                AVON                            MA
    855.0125          WPQK743     MOTIENT COMMUNICATIONS INC.                NEWTON                          MA
    855.0125          WPQK745     MOTIENT COMMUNICATIONS INC.                NEWTON                          MA
    855.0125          WPQK746     MOTIENT COMMUNICATIONS INC.                QUINCY                          MA
    855.0125          WPQK750     MOTIENT COMMUNICATIONS INC.                FOXBORO                         MA
    855.0125          WPQK768     MOTIENT COMMUNICATIONS INC.                MEDFORD                         MA
    855.0125          WNCE622     MOTIENT COMMUNICATIONS INC.                BOSTON                          MA
    855.0125          WPPC281     MOTIENT COMMUNICATIONS INC.                MARLBOROUGH                     MA
    855.0125          WPRZ820     MOTIENT COMMUNICATIONS INC.                PELHAM                          NY
    855.0125          WPSE976     MOTIENT COMMUNICATIONS INC.                GLEN ROCK                       NJ
    855.0125          WPSG649     MOTIENT COMMUNICATIONS INC.                OKLAHOMA CITY                   OK
    855.0125          WPSH761     MOTIENT COMMUNICATIONS INC.                BEND                            OR
    855.0125          WPSH763     MOTIENT COMMUNICATIONS INC.                JOHNSTON                        RI
    855.0125          WPSH829     MOTIENT COMMUNICATIONS INC.                VINELAND                        NJ
    855.0125          WPSH832     MOTIENT COMMUNICATIONS INC.                EDMOND                          OK
    855.0125          WPSJ204     MOTIENT COMMUNICATIONS INC.                HARPER WOODS                    MI
    855.0125          WPSL265     MOTIENT COMMUNICATIONS INC.                ROYAL OAK                       MI
    855.0125          WPSM583     MOTIENT COMMUNICATIONS INC.                DEPTFORD                        NJ

    855.0125          WPSM656     MOTIENT COMMUNICATIONS INC.                WORCESTER                       MA
    855.0125          WPSM701     MOTIENT COMMUNICATIONS INC.                EL SEGUNDO                      CA
    855.0125          WPSM709     MOTIENT COMMUNICATIONS INC.                YORK                            PA
    855.0125          WPSR742     MOTIENT COMMUNICATIONS INC.                NEW BEDFORD                     MA
    855.0125          WPST444     MOTIENT COMMUNICATIONS INC.                CUMBERLAND                      RI
    855.0125          WPTC452     MOTIENT COMMUNICATIONS INC.                VOORHEES                        NJ
    855.0125          WPTK771     MOTIENT COMMUNICATIONS INC.                WENATCHEE                       WA
    855.0125          WPTL252     MOTIENT COMMUNICATIONS INC.                LANSING                         MI
    855.0125          WPTN893     MOTIENT COMMUNICATIONS INC.                ROCHESTER                       MN
    855.0125          KNEM323     MOTIENT COMMUNICATIONS INC.                LOUISVILLE                      KY
    855.0125          WPSH761     MOTIENT COMMUNICATIONS INC.                GLENDALE                        CA
    855.0125          WPSH763     MOTIENT COMMUNICATIONS INC.                GLENDALE                        CA
    855.0375          WNHN246     MOTIENT COMMUNICATIONS INC.                NEW KENSINGTON                  PA
    855.0375          WNHR675     MOTIENT COMMUNICATIONS INC.                GREENSBURG                      PA
    855.0375          WNRU558     MOTIENT COMMUNICATIONS INC.                WASHINGTON                      PA
    855.0375          WPII730     MOTIENT COMMUNICATIONS INC.                NEW ORLEANS                     LA
    855.0375          WPQZ292     MOTIENT COMMUNICATIONS INC.                COLUMBIA                        SC
    855.0375          WPSE952     MOTIENT COMMUNICATIONS INC.                PITTSBURGH                      PA
    855.0375          WPST445     MOTIENT COMMUNICATIONS INC.                BETHEL PARK                     PA
    855.0375          WPTB952     MOTIENT COMMUNICATIONS INC.                PITTSBURGH                      PA
    855.0375          WPSI984     MOTIENT COMMUNICATIONS INC.                SPOKANE                         WA
    855.0375          WPSJ208     MOTIENT COMMUNICATIONS INC.                SPOKANE                         WA
    855.0625          WNCA339     MOTIENT COMMUNICATIONS INC.                PHOENIX                         AZ
    855.0625          WNCA339     MOTIENT COMMUNICATIONS INC.                PHOENIX                         AZ
    855.0625          WPIM331     MOTIENT COMMUNICATIONS INC.                ATLANTA                         GA
    855.0625          WPMX370     MOTIENT COMMUNICATIONS INC.                ATLANTA                         GA
    855.0625          WPPW985     MOTIENT COMMUNICATIONS INC.                MOBILE                          AL
    855.0625          WPQK757     MOTIENT COMMUNICATIONS INC.                SCOTTSDALE                      AZ
    855.0625          WPRX819     MOTIENT COMMUNICATIONS INC.                SCOTTSDALE                      AZ
    855.0625          WPSI669     MOTIENT COMMUNICATIONS INC.                CHANDLER                        AZ
    855.0875          WNBN523     MOTIENT COMMUNICATIONS INC.                HONOLULU                        HI
    855.0875          KNEP573     MOTIENT COMMUNICATIONS INC.                BAKERSFIELD                     CA
    855.2625          KNEP574     MOTIENT COMMUNICATIONS INC.                DAYTON                          OH
    855.2625          WNMK561     MOTIENT COMMUNICATIONS INC.                FAIRFIELD                       OH
    855.2625          WPIG313     MOTIENT COMMUNICATIONS INC.                CINCINNATI                      OH
    855.2625          WPNW294     MOTIENT COMMUNICATIONS INC.                CINCINNATI                      OH
    855.2625          WPPC583     MOTIENT COMMUNICATIONS INC.                CINCINNATI                      OH
    855.2625          WPPD431     MOTIENT COMMUNICATIONS INC.                FLORENCE                        KY
    855.2625          WPPY802     MOTIENT COMMUNICATIONS INC.                CINCINNATI                      OH
    855.2875          KNEM307     MOTIENT COMMUNICATIONS INC.                MIAMISBURG                      OH
    855.2875          KNEM350     MOTIENT COMMUNICATIONS INC.                INDIANAPOLIS                    IN
    855.2875          WNNL390     MOTIENT COMMUNICATIONS INC.                INDIANAPOLIS                    IN
    855.2875          WNPA699     MOTIENT COMMUNICATIONS INC.                INDIANAPOLIS                    IN
    855.2875          WNPW281     MOTIENT COMMUNICATIONS INC.                BALLWIN                         MO
    855.2875          WPID474     MOTIENT COMMUNICATIONS INC.                SAINT LOUIS                     MO
    855.2875          WPID478     MOTIENT COMMUNICATIONS INC.                FLORISSANT                      MO
    855.2875          WPPW968     MOTIENT COMMUNICATIONS INC.                INDIANAPOLIS                    IN
    855.2875          WPPW969     MOTIENT COMMUNICATIONS INC.                SAINT LOUIS                     MO

    855.2875          WPPZ392     MOTIENT COMMUNICATIONS INC.                TULSA                           OK
    855.2875          WPQB569     MOTIENT COMMUNICATIONS INC.                TULSA                           OK
    855.2875          WPSG651     MOTIENT COMMUNICATIONS INC.                BROKEN ARROW                    OK
    855.2875          WPSI917     MOTIENT COMMUNICATIONS INC.                VINITA PARK                     MO
    855.2875          WPTC682     MOTIENT COMMUNICATIONS INC.                CARMEL                          IN
    855.2875          WPTE229     MOTIENT COMMUNICATIONS INC.                INDIANAPOLIS                    IN
    855.2875          WPTL719     MOTIENT COMMUNICATIONS INC.                SALINAS                         CA
    855.3125          KNEP527     MOTIENT COMMUNICATIONS INC.                SAN ANTONIO                     TX
    855.3125          WPID466     MOTIENT COMMUNICATIONS INC.                SAN ANTONIO                     TX
    855.3125          WPSQ640     MOTIENT COMMUNICATIONS INC.                LEXINGTON                       KY
    855.3125          WPSQ643     MOTIENT COMMUNICATIONS INC.                SAN ANTONIO                     TX
    855.3125          WPSQ644     MOTIENT COMMUNICATIONS INC.                MACON                           GA
    855.3125          WPTK972     MOTIENT COMMUNICATIONS INC.                CENTERVILLE                     GA
    855.3125          WPSI921     MOTIENT COMMUNICATIONS INC.                MACON                           GA
    855.3375          WPJT290     MOTIENT COMMUNICATIONS INC.                MILFORD                         IN
    855.3375          WPSM714     MOTIENT COMMUNICATIONS INC.                INDIANAPOLIS                    IN
    855.3375          WPTK685     MOTIENT COMMUNICATIONS INC.                INDIANAPOLIS                    IN
    855.3375          WPUI717     MOTIENT COMMUNICATIONS INC.                PENSACOLA                       FL
    855.3375          WPSM651     MOTIENT COMMUNICATIONS INC.                KALAMAZOO                       MI
    855.3375          WPSM715     MOTIENT COMMUNICATIONS INC.                SOUTH BEND                      IN
    855.3875          WNGE632     MOTIENT COMMUNICATIONS INC.                MALIBU                          CA
    855.3875          WNHA461     MOTIENT COMMUNICATIONS INC.                ANAHEIM                         CA
    855.3875          WNHA462     MOTIENT COMMUNICATIONS INC.                SANTA MONICA                    CA
    855.3875          WNHA463     MOTIENT COMMUNICATIONS INC.                NEWPORT                         CA
    855.3875          WPHG948     MOTIENT COMMUNICATIONS INC.                CORONA                          CA
    855.3875          WPHK742     MOTIENT COMMUNICATIONS INC.                GLENDALE                        CA
    855.3875          WPCZ324     MOTIENT COMMUNICATIONS INC.                WESTWOOD                        CA
    855.3875          KNEP522     MOTIENT COMMUNICATIONS INC.                LOS ANGELES                     CA
    855.5125          KNEP597     MOTIENT COMMUNICATIONS INC.                LOS ANGELES                     CA
    855.5125          WPPW876     MOTIENT COMMUNICATIONS INC.                NASHVILLE                       TN
    855.5125          WPPW877     MOTIENT COMMUNICATIONS INC.                MEMPHIS                         TN
    855.5125          WPPW972     MOTIENT COMMUNICATIONS INC.                MADISON                         TN
    855.5125          WPPX571     MOTIENT COMMUNICATIONS INC.                NASHVILLE                       TN
    855.5125          WPQK795     MOTIENT COMMUNICATIONS INC.                BRENTWOOD                       TN
    855.5375          WPPY787     MOTIENT COMMUNICATIONS INC.                FORT WAYNE                      IN
    855.5375          WPPY788     MOTIENT COMMUNICATIONS INC.                OLDSMAR                         FL
    855.5625          WPSE255     MOTIENT COMMUNICATIONS INC.                ALBUQUERQUE                     NM
    855.5625          WPSH760     MOTIENT COMMUNICATIONS INC.                BRISTOL                         TN
    855.5625          WPSE255     MOTIENT COMMUNICATIONS INC.                KINGSPORT                       TN
    855.5875          WPPU577     MOTIENT COMMUNICATIONS INC.                COLUMBUS                        OH
    855.5875          WPPW967     MOTIENT COMMUNICATIONS INC.                RENO                            NV
    855.5875          WPIS660     MOTIENT COMMUNICATIONS INC.                RENO                            NV
    855.7875          WPWP568     MOTIENT COMMUNICATIONS INC.                PHOENIX                         AZ
    855.8125          KNEC277     MOTIENT COMMUNICATIONS INC.                N MIAMI BEACH                   FL
    855.8125          KNEC278     MOTIENT COMMUNICATIONS INC.                POMPANO BEACH                   FL
    855.8125          KNEM297     MOTIENT COMMUNICATIONS INC.                AUSTIN                          TX
    855.8125          WNMW352     MOTIENT COMMUNICATIONS INC.                AUSTIN                          TX
    855.8125          WNNM718     MOTIENT COMMUNICATIONS INC.                GEORGETOWN                      TX

    855.8125          WPII894     MOTIENT COMMUNICATIONS INC.                WEST PALM BEACH                 FL
    855.8125          WPNY429     MOTIENT COMMUNICATIONS INC.                HIALEAH                         FL
    855.8125          WPPG812     MOTIENT COMMUNICATIONS INC.                MIAMI                           FL
    855.8125          WPPH367     MOTIENT COMMUNICATIONS INC.                MIAMI                           FL
    855.8125          WPPV479     MOTIENT COMMUNICATIONS INC.                HOLLYWOOD                       FL
    855.8125          WPPV480     MOTIENT COMMUNICATIONS INC.                MIAMI                           FL
    855.8125          WPPV481     MOTIENT COMMUNICATIONS INC.                LAKE WORTH                      FL
    855.8125          WPQA313     MOTIENT COMMUNICATIONS INC.                BOCA RATON                      FL
    855.8125          WPQB575     MOTIENT COMMUNICATIONS INC.                WEST PALM BEACH                 FL
    855.8125          WPQD676     MOTIENT COMMUNICATIONS INC.                FORT LAUDERDALE                 FL
    855.8125          WPQD696     MOTIENT COMMUNICATIONS INC.                DELRAY BEACH                    FL
    855.8125          WPQK796     MOTIENT COMMUNICATIONS INC.                CORAL SPRINGS                   FL
    855.8125          WNAR390     MOTIENT COMMUNICATIONS INC.                PARKLAND                        FL
    855.8375          KNDN334     MOTIENT COMMUNICATIONS INC.                JACKSON                         MS
    855.8375          KNDN337     MOTIENT COMMUNICATIONS INC.                SCRANTON                        PA
    855.8375          KNDN338     MOTIENT COMMUNICATIONS INC.                WILKES BARRE                    PA
    855.8375          KNDN341     MOTIENT COMMUNICATIONS INC.                LAFAYETTE                       LA
    855.8375          KNDN342     MOTIENT COMMUNICATIONS INC.                BATON ROUGE                     LA
    855.8375          KNDN345     MOTIENT COMMUNICATIONS INC.                ELMIRA                          NY
    855.8375          KNDN346     MOTIENT COMMUNICATIONS INC.                BINGHAMTON                      NY
    855.8375          KNDN348     MOTIENT COMMUNICATIONS INC.                ENDICOTT                        NY
    855.8375          KNDN349     MOTIENT COMMUNICATIONS INC.                PETERSBURG                      VA
    855.8375          KNDN353     MOTIENT COMMUNICATIONS INC.                CHESTER                         VA
    855.8375          KNDN354     MOTIENT COMMUNICATIONS INC.                MIDLOTHIAN                      VA
    855.8375          KNDN356     MOTIENT COMMUNICATIONS INC.                CHARLOTTESVILLE                 VA
    855.8375          KNDN357     MOTIENT COMMUNICATIONS INC.                ROTTERDAM                       NY
    855.8375          KNDN360     MOTIENT COMMUNICATIONS INC.                LEXINGTON PARK                  MD
    855.8375          KNDN361     MOTIENT COMMUNICATIONS INC.                MONTGOMERY                      AL
    855.8375          KNDN364     MOTIENT COMMUNICATIONS INC.                ATLANTA                         GA
    855.8375          KNDN368     MOTIENT COMMUNICATIONS INC.                MARIETTA                        GA
    855.8375          KNDN369     MOTIENT COMMUNICATIONS INC.                BACTON HILL                     PA
    855.8375          KNDN372     MOTIENT COMMUNICATIONS INC.                BENSALEMLES                     PA
    855.8375          KNDN373     MOTIENT COMMUNICATIONS INC.                ATHENS                          GA
    855.8375          KNDN376     MOTIENT COMMUNICATIONS INC.                CLERMONT                        GA
    855.8375          KNDN377     MOTIENT COMMUNICATIONS INC.                MACON                           GA
    855.8375          KNDN380     MOTIENT COMMUNICATIONS INC.                CENTERVILLE                     GA
    855.8375          KNDN381     MOTIENT COMMUNICATIONS INC.                MECHANICSBURG                   PA
    855.8375          KNDN384     MOTIENT COMMUNICATIONS INC.                CARLISLE                        PA
    855.8375          KNDN385     MOTIENT COMMUNICATIONS INC.                TRENTON                         NJ
    855.8375          KNDN388     MOTIENT COMMUNICATIONS INC.                HIGHSTOWN                       NJ
    855.8375          KNDN389     MOTIENT COMMUNICATIONS INC.                TRENTON                         NJ
    855.8375          KNDN392     MOTIENT COMMUNICATIONS INC.                ALBANY                          GA
    855.8375          KNDN393     MOTIENT COMMUNICATIONS INC.                VINELAND                        NJ
    855.8375          KNDN397     MOTIENT COMMUNICATIONS INC.                GLEN BURNIE                     MD
    855.8375          KNDN400     MOTIENT COMMUNICATIONS INC.                TOWSON                          MD
    855.8375          KNDN404     MOTIENT COMMUNICATIONS INC.                SHREVEPORT                      LA
    855.8375          KNEC268     MOTIENT COMMUNICATIONS INC.                GREENWOOD                       LA
    855.8375          KNEC269     MOTIENT COMMUNICATIONS INC.                COCOA                           FL

    855.8375          KNEC270     MOTIENT COMMUNICATIONS INC.                TITUSVILLE                      FL
    855.8375          KNEC272     MOTIENT COMMUNICATIONS INC.                ORANGE PARK                     FL
    855.8375          KNEC273     MOTIENT COMMUNICATIONS INC.                PENSACOLA                       FL
    855.8375          KNEC276     MOTIENT COMMUNICATIONS INC.                PENSACOLA                       FL
    855.8375          KNEC277     MOTIENT COMMUNICATIONS INC.                N MIAMI BEACH                   FL
    855.8375          KNEC278     MOTIENT COMMUNICATIONS INC.                POMPANO BEACH                   FL
    855.8375          KNEC279     MOTIENT COMMUNICATIONS INC.                ORLANDO                         FL
    855.8375          KNEH668     MOTIENT COMMUNICATIONS INC.                ORLANDO                         FL
    855.8375          KNEH669     MOTIENT COMMUNICATIONS INC.                ASHLAND                         KY
    855.8375          KNEH670     MOTIENT COMMUNICATIONS INC.                HUNTINGTON                      WV
    855.8375          KNEH671     MOTIENT COMMUNICATIONS INC.                HUNTINGTON                      WV
    855.8375          KNEH672     MOTIENT COMMUNICATIONS INC.                APPLETON                        WI
    855.8375          KNEH673     MOTIENT COMMUNICATIONS INC.                MADISON                         WI
    855.8375          KNEH676     MOTIENT COMMUNICATIONS INC.                ROANOKE                         VA
    855.8375          KNEM293     MOTIENT COMMUNICATIONS INC.                RIEDSVILLE                      NC
    855.8375          KNEM294     MOTIENT COMMUNICATIONS INC.                FOREST                          VA
    855.8375          KNEM295     MOTIENT COMMUNICATIONS INC.                SAN ANTONIO                     TX
    855.8375          KNEM296     MOTIENT COMMUNICATIONS INC.                SAN ANTONIO                     TX
    855.8375          KNEM297     MOTIENT COMMUNICATIONS INC.                AUSTIN                          TX
    855.8375          KNEM298     MOTIENT COMMUNICATIONS INC.                AUSTIN                          TX
    855.8375          KNEM299     MOTIENT COMMUNICATIONS INC.                TEMPLE                          TX
    855.8375          KNEM300     MOTIENT COMMUNICATIONS INC.                KILLEEN                         TX
    855.8375          KNEM301     MOTIENT COMMUNICATIONS INC.                SALT LAKE CITY                  UT
    855.8375          KNEM302     MOTIENT COMMUNICATIONS INC.                SALT LAKE CITY                  UT
    855.8375          KNEM270     MOTIENT COMMUNICATIONS INC.                WICHITA                         KS
    855.8375          KNEM271     MOTIENT COMMUNICATIONS INC.                WICHITA                         KS
    855.8375          KNEM272     MOTIENT COMMUNICATIONS INC.                FORT SMITH                      AR
    855.8375          KNEM279     MOTIENT COMMUNICATIONS INC.                TULSA                           OK
    855.8375          KNEM280     MOTIENT COMMUNICATIONS INC.                TULSA                           OK
    855.8375          KNEM281     MOTIENT COMMUNICATIONS INC.                HATO REY                        PR
    855.8375          KNEM283     MOTIENT COMMUNICATIONS INC.                GUAYNABO                        PR
    855.8375          KNEM284     MOTIENT COMMUNICATIONS INC.                HOUSTON                         TX
    855.8375          KNEM285     MOTIENT COMMUNICATIONS INC.                HOUSTON                         TX
    855.8375          KNEM286     MOTIENT COMMUNICATIONS INC.                MAURICEVILLE                    TX
    855.8375          KNEM287     MOTIENT COMMUNICATIONS INC.                GALVESTON                       TX
    855.8375          KNEM288     MOTIENT COMMUNICATIONS INC.                HITCHCOCK                       TX
    855.8375          KNEM289     MOTIENT COMMUNICATIONS INC.                AMARILLO                        TX
    855.8375          KNEM290     MOTIENT COMMUNICATIONS INC.                CORPUS CHRISTI                  TX
    855.8375          KNEM291     MOTIENT COMMUNICATIONS INC.                CORPUS CHRISTI                  TX
    855.8375          KNEM292     MOTIENT COMMUNICATIONS INC.                LUBBOCK                         TX
    855.8375          KNEM303     MOTIENT COMMUNICATIONS INC.                MIDLAND                         TX
    855.8375          KNEM304     MOTIENT COMMUNICATIONS INC.                ODESSA                          TX
    855.8375          KNEM305     MOTIENT COMMUNICATIONS INC.                WICHITA FALLS                   TX
    855.8375          KNEM306     MOTIENT COMMUNICATIONS INC.                MANHATTAN                       KS
    855.8375          KNEM307     MOTIENT COMMUNICATIONS INC.                BRENTWOOD                       MO
    855.8375          KNEM308     MOTIENT COMMUNICATIONS INC.                SAINT LOUIS                     MO
    855.8375          KNEM309     MOTIENT COMMUNICATIONS INC.                BELLEVILLE                      IL
    855.8375          KNEM310     MOTIENT COMMUNICATIONS INC.                SIOUX FALLS                     SD


    855.8375          KNEM311     MOTIENT COMMUNICATIONS INC.                SIOUX FALLS                     SD
    855.8375          KNEM312     MOTIENT COMMUNICATIONS INC.                SIOUX FALLS                     SD
    855.8375          KNEM314     MOTIENT COMMUNICATIONS INC.                DENVER                          CO
    855.8375          KNEM315     MOTIENT COMMUNICATIONS INC.                CARSON CITY                     NV
    855.8375          KNEM316     MOTIENT COMMUNICATIONS INC.                VIRGINIA CITY                   NV
    855.8375          KNEM317     MOTIENT COMMUNICATIONS INC.                SANTA FE                        NM
    855.8375          KNEM326     MOTIENT COMMUNICATIONS INC.                ALBUQUERQUE                     NM
    855.8375          KNEM328     MOTIENT COMMUNICATIONS INC.                SAN FRANCISCO                   CA
    855.8375          KNEM329     MOTIENT COMMUNICATIONS INC.                SAN RAFAEL                      CA
    855.8375          KNEM330     MOTIENT COMMUNICATIONS INC.                SAN JOSE                        CA
    855.8375          KNEM331     MOTIENT COMMUNICATIONS INC.                HAYWARD                         CA
    855.8375          KNEM332     MOTIENT COMMUNICATIONS INC.                SACRAMENTO                      CA
    855.8375          KNEM333     MOTIENT COMMUNICATIONS INC.                SACRAMENTO                      CA
    855.8375          KNEM335     MOTIENT COMMUNICATIONS INC.                PETALUMER                       CA
    855.8375          KNEM336     MOTIENT COMMUNICATIONS INC.                SANTA ROSA                      CA
    855.8375          KNEM337     MOTIENT COMMUNICATIONS INC.                FRESNO                          CA
    855.8375          KNEM338     MOTIENT COMMUNICATIONS INC.                STOCKTON                        CA
    855.8375          KNEM339     MOTIENT COMMUNICATIONS INC.                MODESTO                         CA
    855.8375          KNEM340     MOTIENT COMMUNICATIONS INC.                SALINAS                         CA
    855.8375          KNEM341     MOTIENT COMMUNICATIONS INC.                PEKIN                           IL
    855.8375          KNEM342     MOTIENT COMMUNICATIONS INC.                PEORIA HEIGHTS                  IL
    855.8375          KNEM344     MOTIENT COMMUNICATIONS INC.                PEORIA                          IL
    855.8375          KNEM345     MOTIENT COMMUNICATIONS INC.                EAST MOLINE                     IL
    855.8375          KNEM346     MOTIENT COMMUNICATIONS INC.                DAVENPORT                       IA
    855.8375          KNEM348     MOTIENT COMMUNICATIONS INC.                MOLINE                          IL
    855.8375          KNEM349     MOTIENT COMMUNICATIONS INC.                SPRINGFIELD                     IL
    855.8375          KNEM350     MOTIENT COMMUNICATIONS INC.                DECATUR                         IL
    855.8375          KNEM351     MOTIENT COMMUNICATIONS INC.                INDIANAPOLIS                    IN
    855.8375          KNEM352     MOTIENT COMMUNICATIONS INC.                INDIANAPOLIS                    IN
    855.8375          KNEM354     MOTIENT COMMUNICATIONS INC.                TERRE HAUTE                     IN
    855.8375          KNEM355     MOTIENT COMMUNICATIONS INC.                MARION HEIGHTS                  IN
    855.8375          KNEM356     MOTIENT COMMUNICATIONS INC.                ALEXANDRIA                      IN
    855.8375          KNEM357     MOTIENT COMMUNICATIONS INC.                FORT WAYNE                      IN
    855.8375          KNEM358     MOTIENT COMMUNICATIONS INC.                SOUTH BEND                      IN
    855.8375          KNEM359     MOTIENT COMMUNICATIONS INC.                WEST LAFAYETTE                  IN
    855.8375          KNEP511     MOTIENT COMMUNICATIONS INC.                LAFAYETTE                       IN
    855.8375          KNEP512     MOTIENT COMMUNICATIONS INC.                SPOKANE                         WA
    855.8375          KNEP514     MOTIENT COMMUNICATIONS INC.                SPOKANE                         WA
    855.8375          KNEP515     MOTIENT COMMUNICATIONS INC.                HIGH POINT                      NC
    855.8375          KNEP516     MOTIENT COMMUNICATIONS INC.                WINSTON SALEM                   NC
    855.8375          KNEP517     MOTIENT COMMUNICATIONS INC.                HICKORY                         NC
    855.8375          KNEP518     MOTIENT COMMUNICATIONS INC.                STATESVILLE                     NC
    855.8375          KNEP519     MOTIENT COMMUNICATIONS INC.                DURHAM                          NC
    855.8375          KNEP520     MOTIENT COMMUNICATIONS INC.                CHAPEL HILL                     NC
    855.8375          KNEP521     MOTIENT COMMUNICATIONS INC.                RALEIGH                         NC
    855.8375          KNEP522     MOTIENT COMMUNICATIONS INC.                RALEIGH                         NC
    855.8375          KNEP523     MOTIENT COMMUNICATIONS INC.                BRENTWOOD                       TN
    855.8375          KNEP525     MOTIENT COMMUNICATIONS INC.                KINGSPORT                       TN

    855.8375          KNEP526     MOTIENT COMMUNICATIONS INC.                CLEVELAND                       TN
    855.8375          KNEP527     MOTIENT COMMUNICATIONS INC.                KNOXVILLE                       TN
    855.8375          KNEP528     MOTIENT COMMUNICATIONS INC.                LEXINGTON                       KY
    855.8375          KNEP529     MOTIENT COMMUNICATIONS INC.                GEORGETOWN                      KY
    855.8375          KNEP530     MOTIENT COMMUNICATIONS INC.                LEXINGTON                       KY
    855.8375          KNEP531     MOTIENT COMMUNICATIONS INC.                LINCOLN                         NE
    855.8375          KNEP532     MOTIENT COMMUNICATIONS INC.                OMAHA                           NE
    855.8375          KNEP533     MOTIENT COMMUNICATIONS INC.                DES MOINES                      IA
    855.8375          KNEP534     MOTIENT COMMUNICATIONS INC.                WEST DES MOINES                 IA
    855.8375          KNEP535     MOTIENT COMMUNICATIONS INC.                DES MOINES                      IA
    855.8375          KNEP536     MOTIENT COMMUNICATIONS INC.                CEDAR RAPIDS                    IA
    855.8375          KNEP538     MOTIENT COMMUNICATIONS INC.                BOISE                           ID
    855.8375          KNEP539     MOTIENT COMMUNICATIONS INC.                CHAMPLIN                        MN
    855.8375          KNEP504     MOTIENT COMMUNICATIONS INC.                WOODBURY                        MN
    855.8375          KNEP505     MOTIENT COMMUNICATIONS INC.                LARGO                           FL
    855.8375          KNEP506     MOTIENT COMMUNICATIONS INC.                SAINT PETERSBURG                FL
    855.8375          KNEP508     MOTIENT COMMUNICATIONS INC.                SARASOTA                        FL
    855.8375          KNEP509     MOTIENT COMMUNICATIONS INC.                SPARTANBURG                     SC
    855.8375          KNEP510     MOTIENT COMMUNICATIONS INC.                COLUMBIA                        SC
    855.8375          KNEP541     MOTIENT COMMUNICATIONS INC.                AUGUSTA                         GA
    855.8375          KNEP542     MOTIENT COMMUNICATIONS INC.                NORTH AUGUSTA                   SC
    855.8375          KNEP543     MOTIENT COMMUNICATIONS INC.                CONCORD                         NH
    855.8375          KNEP544     MOTIENT COMMUNICATIONS INC.                TIGARD                          OR
    855.8375          KNEP545     MOTIENT COMMUNICATIONS INC.                WILSONVILLE                     OR
    855.8375          KNEP546     MOTIENT COMMUNICATIONS INC.                MARION                          OR
    855.8375          KNEP547     MOTIENT COMMUNICATIONS INC.                BEDFORD                         MA
    855.8375          KNEP548     MOTIENT COMMUNICATIONS INC.                QUINCY                          MA
    855.8375          KNEP550     MOTIENT COMMUNICATIONS INC.                HARTFORD                        CT
    855.8375          KNEP551     MOTIENT COMMUNICATIONS INC.                HARTFORD                        CT
    855.8375          KNEP552     MOTIENT COMMUNICATIONS INC.                WINDSOR                         CT
    855.8375          KNEP555     MOTIENT COMMUNICATIONS INC.                HALF HOLLOWS                    NY
    855.8375          KNEP557     MOTIENT COMMUNICATIONS INC.                PLAINVIEW                       NY
    855.8375          KNEP558     MOTIENT COMMUNICATIONS INC.                PITTSBURGH                      PA
    855.8375          KNEP562     MOTIENT COMMUNICATIONS INC.                NEW KENSINGTON                  PA
    855.8375          KNEP563     MOTIENT COMMUNICATIONS INC.                PITTSBURGH                      PA
    855.8375          KNEP565     MOTIENT COMMUNICATIONS INC.                NEW BERLIN                      WI
    855.8375          KNEP566     MOTIENT COMMUNICATIONS INC.                MUSKEGON HEIGHTS                MI
    855.8375          KNEP567     MOTIENT COMMUNICATIONS INC.                GRAND RAPIDS                    MI
    855.8375          KNEP572     MOTIENT COMMUNICATIONS INC.                COLUMBUS                        OH
    855.8375          KNEP573     MOTIENT COMMUNICATIONS INC.                DUBLIN                          OH
    855.8375          KNEP574     MOTIENT COMMUNICATIONS INC.                MOUNT REPOSE                    OH
    855.8375          KNEP596     MOTIENT COMMUNICATIONS INC.                FAIRFIELD                       OH
    855.8375          KNEP597     MOTIENT COMMUNICATIONS INC.                LOUISVILLE                      KY
    855.8375          KNEP598     MOTIENT COMMUNICATIONS INC.                MEMPHIS                         TN
    855.8375          KNER537     MOTIENT COMMUNICATIONS INC.                WATERLOO                        IA
    855.8375          KNHJ351     MOTIENT COMMUNICATIONS INC.                CEDAR FALLS                     IA
    855.8375          KNHJ367     MOTIENT COMMUNICATIONS INC.                FINDLAY                         OH
    855.8375          KNHJ375     MOTIENT COMMUNICATIONS INC.                LIMA                            OH


    855.8375          KNIY836     MOTIENT COMMUNICATIONS INC.                FREDERICK                       MD
    855.8375          KNJH370     MOTIENT COMMUNICATIONS INC.                CUMBERLAND                      MD
    855.8375          KNJH430     MOTIENT COMMUNICATIONS INC.                HAGERSTOWN                      MD
    855.8375          KNJH440     MOTIENT COMMUNICATIONS INC.                PUEBLO                          CO
    855.8375          KNJU710     MOTIENT COMMUNICATIONS INC.                NORWICH                         CT
    855.8375          KNJU711     MOTIENT COMMUNICATIONS INC.                READING                         PA
    855.8375          KNJU715     MOTIENT COMMUNICATIONS INC.                POTTSTOWN                       PA
    855.8375          KNJU722     MOTIENT COMMUNICATIONS INC.                MOUNT GRETNA                    PA
    855.8375          KNJU730     MOTIENT COMMUNICATIONS INC.                FAYETTEVILLE                    AR
    855.8375          KNJU735     MOTIENT COMMUNICATIONS INC.                ROGERS                          AR
    855.8375          KNJU760     MOTIENT COMMUNICATIONS INC.                PLAINSBORO                      NJ
    855.8375          KNJU846     MOTIENT COMMUNICATIONS INC.                FREEHOLD                        NJ
    855.8375          KNJU849     MOTIENT COMMUNICATIONS INC.                OGDEN                           UT
    855.8375          KNNQ455     MOTIENT COMMUNICATIONS INC.                ROY                             UT
    855.8375          KNNV765     MOTIENT COMMUNICATIONS INC.                LAYTON                          UT
    855.8375          KNNV778     MOTIENT COMMUNICATIONS INC.                HATTIESBURG                     MS
    855.8375          KNNV791     MOTIENT COMMUNICATIONS INC.                NAPLES                          FL
    855.8375          WNAJ779     MOTIENT COMMUNICATIONS INC.                ROCKINGHAM                      NC
    855.8375          WNAJ786     MOTIENT COMMUNICATIONS INC.                MARSHFIELD HILLS                MA
    855.8375          WNAR347     MOTIENT COMMUNICATIONS INC.                JOPLIN                          MO
    855.8375          WNAR367     MOTIENT COMMUNICATIONS INC.                TUSCALOOSA                      AL
    855.8375          WNAR368     MOTIENT COMMUNICATIONS INC.                ALEXANDRIA                      LA
    855.8375          WNAR369     MOTIENT COMMUNICATIONS INC.                COLLEGE STATION                 TX
    855.8375          WNAR370     MOTIENT COMMUNICATIONS INC.                KENNEWICK                       WA
    855.8375          WNAS489     MOTIENT COMMUNICATIONS INC.                POCATELLO                       ID
    855.8375          WNAS539     MOTIENT COMMUNICATIONS INC.                JOHNSTOWN                       PA
    855.8375          WNAU395     MOTIENT COMMUNICATIONS INC.                IDAHO FALLS                     ID
    855.8375          WNAU538     MOTIENT COMMUNICATIONS INC.                SALISBURY                       MD
    855.8375          WNAU554     MOTIENT COMMUNICATIONS INC.                EASTON                          PA
    855.8375          WNAU436     MOTIENT COMMUNICATIONS INC.                KEENE                           NH
    855.8375          WNAY586     MOTIENT COMMUNICATIONS INC.                NEWARK                          DE
    855.8375          WNAY599     MOTIENT COMMUNICATIONS INC.                WILMINGTON                      DE
    855.8375          WNAY603     MOTIENT COMMUNICATIONS INC.                FORT MYERS                      FL
    855.8375          WNAY669     MOTIENT COMMUNICATIONS INC.                FORT MYERS                      FL
    855.8375          WNAY705     MOTIENT COMMUNICATIONS INC.                NEW BEDFORD                     MA
    855.8375          WNAY709     MOTIENT COMMUNICATIONS INC.                QUINCY                          IL
    855.8375          WNAY710     MOTIENT COMMUNICATIONS INC.                CASPER                          WY
    855.8375          WNAY713     MOTIENT COMMUNICATIONS INC.                CASPER                          WY
    855.8375          WNAY714     MOTIENT COMMUNICATIONS INC.                FORT COLLINS                    CO
    855.8375          WNAY717     MOTIENT COMMUNICATIONS INC.                CHEYENNE                        WY
    855.8375          WNBG503     MOTIENT COMMUNICATIONS INC.                GRAND JUNCTION                  CO
    855.8375          WNBG507     MOTIENT COMMUNICATIONS INC.                LAWRENCE                        KS
    855.8375          WNBN498     MOTIENT COMMUNICATIONS INC.                TUPELO                          MS
    855.8375          WNBU610     MOTIENT COMMUNICATIONS INC.                BILLINGS                        MT
    855.8375          WNBU614     MOTIENT COMMUNICATIONS INC.                GREAT FALLS                     MT
    855.8375          WNBU618     MOTIENT COMMUNICATIONS INC.                ITHACA                          NY
    855.8375          WNBU622     MOTIENT COMMUNICATIONS INC.                AMS                             IA
    855.8375          WNBU642     MOTIENT COMMUNICATIONS INC.                SHEBOYGAN                       WI

    855.8375          WNBU646     MOTIENT COMMUNICATIONS INC.                STEVENS POINT                   WI
    855.8375          WNBU646     MOTIENT COMMUNICATIONS INC.                WISCONSIN RAPIDS                WI
    855.8375          WNBU650     MOTIENT COMMUNICATIONS INC.                DULUTH                          MN
    855.8375          WNBU654     MOTIENT COMMUNICATIONS INC.                LA CROSSE                       WI
    855.8375          WNBU767     MOTIENT COMMUNICATIONS INC.                LA CROSSE                       WI
    855.8375          WNCE607     MOTIENT COMMUNICATIONS INC.                DUBUQUE                         IA
    855.8375          WNCE616     MOTIENT COMMUNICATIONS INC.                IOWA CITY                       IA
    855.8375          WNCX354     MOTIENT COMMUNICATIONS INC.                WILMINGTON                      NC
    855.8375          WNEC246     MOTIENT COMMUNICATIONS INC.                ALTOONA                         PA
    855.8375          WNFP578     MOTIENT COMMUNICATIONS INC.                DANVILLE                        VA
    855.8375          WNGH957     MOTIENT COMMUNICATIONS INC.                COLLINSVILLE                    VA
    855.8375          WNGK940     MOTIENT COMMUNICATIONS INC.                ARDEN HILLS                     MN
    855.8375          WNGT763     MOTIENT COMMUNICATIONS INC.                BURNSVILLE                      MN
    855.8375          WNGX891     MOTIENT COMMUNICATIONS INC.                SAINT PAUL                      MN
    855.8375          WNHA461     MOTIENT COMMUNICATIONS INC.                MINNEAPOLIS                     MN
    855.8375          WNHA462     MOTIENT COMMUNICATIONS INC.                LOS ANGELES                     CA
    855.8375          WNHA463     MOTIENT COMMUNICATIONS INC.                EL SEGUNDO                      CA
    855.8375          WNHA464     MOTIENT COMMUNICATIONS INC.                GLENDALE                        CA
    855.8375          WNHB960     MOTIENT COMMUNICATIONS INC.                GLENDALE                        CA
    855.8375          WNHC485     MOTIENT COMMUNICATIONS INC.                SIGNAL HILL                     CA
    855.8375          WNHG665     MOTIENT COMMUNICATIONS INC.                LONG BEACH                      CA
    855.8375          WNHL228     MOTIENT COMMUNICATIONS INC.                WEST ORANGE                     NJ
    855.8375          WNHN246     MOTIENT COMMUNICATIONS INC.                DENISON                         TX
    855.8375          WNHR675     MOTIENT COMMUNICATIONS INC.                WASHINGTON                      PA
    855.8375          WNIC349     MOTIENT COMMUNICATIONS INC.                MORGANTOWN                      WV
    855.8375          WNJV498     MOTIENT COMMUNICATIONS INC.                WALL                            PA
    855.8375          WNKG427     MOTIENT COMMUNICATIONS INC.                KITTANNING                      PA
    855.8375          WNKH532     MOTIENT COMMUNICATIONS INC.                LEBANON                         NH
    855.8375          WNKH533     MOTIENT COMMUNICATIONS INC.                CHICAGO                         IL
    855.8375          WNKH534     MOTIENT COMMUNICATIONS INC.                SKOKIE                          IL
    855.8375          WNKH535     MOTIENT COMMUNICATIONS INC.                NORTHBROOK                      IL
    855.8375          WNKH536     MOTIENT COMMUNICATIONS INC.                PARK RIDGE                      IL
    855.8375          WNKH537     MOTIENT COMMUNICATIONS INC.                WHEELER                         IN
    855.8375          WNKV536     MOTIENT COMMUNICATIONS INC.                CHICAGO                         IL
    855.8375          WNKV537     MOTIENT COMMUNICATIONS INC.                CEDAR HILL                      TX
    855.8375          WNLD464     MOTIENT COMMUNICATIONS INC.                MESQUITE                        TX
    855.8375          WNLF308     MOTIENT COMMUNICATIONS INC.                ROANOKE                         TX
    855.8375          WNLG274     MOTIENT COMMUNICATIONS INC.                GRANBURY                        TX
    855.8375          WNLJ227     MOTIENT COMMUNICATIONS INC.                CHARLOTTE                       NC
    855.8375          WNLJ228     MOTIENT COMMUNICATIONS INC.                CHARLOTTE                       NC
    855.8375          WNLM260     MOTIENT COMMUNICATIONS INC.                CHARLOTTE                       NC
    855.8375          WNLN567     MOTIENT COMMUNICATIONS INC.                LAPORTE                         IN
    855.8375          WNLN568     MOTIENT COMMUNICATIONS INC.                PARKERSBURG                     WV
    855.8375          WNLW305     MOTIENT COMMUNICATIONS INC.                LINDEN                          VA
    855.8375          WNLX212     MOTIENT COMMUNICATIONS INC.                MAYAGUEZ                        PR
    855.8375          WNLX419     MOTIENT COMMUNICATIONS INC.                SAINT THOMAS                    VI
    855.8375          WNMA264     MOTIENT COMMUNICATIONS INC.                DECATUR                         AL
    855.8375          WNMA265     MOTIENT COMMUNICATIONS INC.                HUTCHINSON                      KS


    855.8375          WNMA266     MOTIENT COMMUNICATIONS INC.                STARKVILLE                      MS
    855.8375          WNMF203     MOTIENT COMMUNICATIONS INC.                COLUMBUS                        MS
    855.8375          WNMH514     MOTIENT COMMUNICATIONS INC.                JANESVILLE                      WI
    855.8375          WNMH516     MOTIENT COMMUNICATIONS INC.                MT. VERNON                      IL
    855.8375          WNMJ687     MOTIENT COMMUNICATIONS INC.                FLORENCE                        SC
    855.8375          WNMK561     MOTIENT COMMUNICATIONS INC.                YAKIMA                          WA
    855.8375          WNMP525     MOTIENT COMMUNICATIONS INC.                CINCINNATI                      OH
    855.8375          WNMP526     MOTIENT COMMUNICATIONS INC.                CINCINNATI                      OH
    855.8375          WNMR628     MOTIENT COMMUNICATIONS INC.                CINCINNATI                      OH
    855.8375          WNMR631     MOTIENT COMMUNICATIONS INC.                LELAND                          MS
    855.8375          WNMS414     MOTIENT COMMUNICATIONS INC.                FREDERICKSBURG                  VA
    855.8375          WNMS719     MOTIENT COMMUNICATIONS INC.                HOLLAND                         MI
    855.8375          WNMW659     MOTIENT COMMUNICATIONS INC.                REDDING                         CA
    855.8375          WNMW660     MOTIENT COMMUNICATIONS INC.                OWATONNA                        MN
    855.8375          WNMW744     MOTIENT COMMUNICATIONS INC.                WILMINGTON                      DE
    855.8375          WNMY886     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    855.8375          WNMY887     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    855.8375          WNMZ810     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    855.8375          WNMZ812     MOTIENT COMMUNICATIONS INC.                VICKSBURG                       MS
    855.8375          WNMZ813     MOTIENT COMMUNICATIONS INC.                DENTON                          TX
    855.8375          WNNB511     MOTIENT COMMUNICATIONS INC.                STONE MOUNTAIN                  GA
    855.8375          WNNB512     MOTIENT COMMUNICATIONS INC.                ROSWELL                         GA
    855.8375          WNND991     MOTIENT COMMUNICATIONS INC.                DULUTH                          GA
    855.8375          WNNE783     MOTIENT COMMUNICATIONS INC.                MATTOON                         IL
    855.8375          WNNE896     MOTIENT COMMUNICATIONS INC.                BOURBONNAIS                     IL
    855.8375          WNNF958     MOTIENT COMMUNICATIONS INC.                DANVILLE                        IL
    855.8375          WNNF959     MOTIENT COMMUNICATIONS INC.                DEXTER                          MO
    855.8375          WNNF960     MOTIENT COMMUNICATIONS INC.                BLUEFIELD                       WV
    855.8375          WNNF961     MOTIENT COMMUNICATIONS INC.                ANNISTON                        AL
    855.8375          WNNF962     MOTIENT COMMUNICATIONS INC.                VINCENNES                       IN
    855.8375          WNNH631     MOTIENT COMMUNICATIONS INC.                WARSAW                          IN
    855.8375          WNNH988     MOTIENT COMMUNICATIONS INC.                ABILENE                         KS
    855.8375          WNNH992     MOTIENT COMMUNICATIONS INC.                GREELEY                         CO
    855.8375          WNNJ660     MOTIENT COMMUNICATIONS INC.                ROLLA                           MO
    855.8375          WNNJ661     MOTIENT COMMUNICATIONS INC.                BOWLING GREEN                   KY
    855.8375          WNNJ662     MOTIENT COMMUNICATIONS INC.                MYRTLE BEACH                    SC
    855.8375          WNNJ663     MOTIENT COMMUNICATIONS INC.                GRAY                            LA
    855.8375          WNNJ664     MOTIENT COMMUNICATIONS INC.                RAPID CITY                      SD
    855.8375          WNNL337     MOTIENT COMMUNICATIONS INC.                VICTORIA                        TX
    855.8375          WNNL387     MOTIENT COMMUNICATIONS INC.                PADUCAH                         KY
    855.8375          WNNL390     MOTIENT COMMUNICATIONS INC.                WOODSTOCK                       IL
    855.8375          WNNL395     MOTIENT COMMUNICATIONS INC.                GRANITE QUARRY                  NC
    855.8375          WNNM715     MOTIENT COMMUNICATIONS INC.                SANTA CRUZ                      CA
    855.8375          WNNM716     MOTIENT COMMUNICATIONS INC.                GILROY                          CA
    855.8375          WNNM717     MOTIENT COMMUNICATIONS INC.                MEDFORD                         OR
    855.8375          WNNM718     MOTIENT COMMUNICATIONS INC.                HOT SPRINGS                     AR
    855.8375          WNNM719     MOTIENT COMMUNICATIONS INC.                HIALEAH                         FL
    855.8375          WNNM720     MOTIENT COMMUNICATIONS INC.                FORT LAUDERDALE                 FL


    855.8375          WNNM721     MOTIENT COMMUNICATIONS INC.                SWEETWATER                      FL
    855.8375          WNNM728     MOTIENT COMMUNICATIONS INC.                DEKALB                          IL
    855.8375          WNNP441     MOTIENT COMMUNICATIONS INC.                JASPER                          IN
    855.8375          WNNR320     MOTIENT COMMUNICATIONS INC.                NEWARK                          OH
    855.8375          WNNR324     MOTIENT COMMUNICATIONS INC.                CENTERVILLE                     IN
    855.8375          WNNS417     MOTIENT COMMUNICATIONS INC.                WILSON                          NC
    855.8375          WNNS418     MOTIENT COMMUNICATIONS INC.                MUSKOGEE                        OK
    855.8375          WNNS419     MOTIENT COMMUNICATIONS INC.                CLINTON                         IA
    855.8375          WNNS420     MOTIENT COMMUNICATIONS INC.                EL DORADO                       AR
    855.8375          WNNS442     MOTIENT COMMUNICATIONS INC.                CAPE GIRARDEAU                  MO
    855.8375          WNNS449     MOTIENT COMMUNICATIONS INC.                HILO                            HI
    855.8375          WNNU601     MOTIENT COMMUNICATIONS INC.                JONESBORO                       AR
    855.8375          WNNU609     MOTIENT COMMUNICATIONS INC.                KANSAS CITY                     MO
    855.8375          WNNU723     MOTIENT COMMUNICATIONS INC.                KANSAS CITY                     MO
    855.8375          WNNU754     MOTIENT COMMUNICATIONS INC.                INDEPENDENCE                    MO
    855.8375          WNNU760     MOTIENT COMMUNICATIONS INC.                SOUTH PORTSMOUTH                KY
    855.8375          WNNY747     MOTIENT COMMUNICATIONS INC.                MOSCOW                          ID
    855.8375          WNPA228     MOTIENT COMMUNICATIONS INC.                BARNSTABLE                      MA
    855.8375          WNPA228     MOTIENT COMMUNICATIONS INC.                BUTTE                           MT
    855.8375          WNPA314     MOTIENT COMMUNICATIONS INC.                MARSHALLTOWN                    IA
    855.8375          WNPA315     MOTIENT COMMUNICATIONS INC.                CATAWISSA                       PA
    855.8375          WNPA316     MOTIENT COMMUNICATIONS INC.                NORTHUMBERLAND                  PA
    855.8375          WNPA317     MOTIENT COMMUNICATIONS INC.                PIERRE                          SD
    855.8375          WNPA686     MOTIENT COMMUNICATIONS INC.                GILLETTE                        WY
    855.8375          WNPA687     MOTIENT COMMUNICATIONS INC.                OWENSBORO                       KY
    855.8375          WNPA695     MOTIENT COMMUNICATIONS INC.                TUSCUMBIA                       AL
    855.8375          WNPD937     MOTIENT COMMUNICATIONS INC.                WYTHEVILLE                      VA
    855.8375          WNPF453     MOTIENT COMMUNICATIONS INC.                STROUDSBURG                     PA
    855.8375          WNPK679     MOTIENT COMMUNICATIONS INC.                KANEOHE                         HI
    855.8375          WNPM262     MOTIENT COMMUNICATIONS INC.                DUBLIN                          CA
    855.8375          WNPM263     MOTIENT COMMUNICATIONS INC.                PHILADELPHIA                    PA
    855.8375          WNPM264     MOTIENT COMMUNICATIONS INC.                PHILADELPHIA                    PA
    855.8375          WNPM265     MOTIENT COMMUNICATIONS INC.                UPPER DUBLIN                    PA
    855.8375          WNPN617     MOTIENT COMMUNICATIONS INC.                VILLANOVA                       PA
    855.8375          WNPO246     MOTIENT COMMUNICATIONS INC.                GOSHEN TOWNSHIP                 PA
    855.8375          WNPO247     MOTIENT COMMUNICATIONS INC.                WASHINGTON                      DC
    855.8375          WNPO248     MOTIENT COMMUNICATIONS INC.                WASHINGTON                      DC
    855.8375          WNPO273     MOTIENT COMMUNICATIONS INC.                MC LEAN                         VA
    855.8375          WNPP219     MOTIENT COMMUNICATIONS INC.                RESTON                          VA
    855.8375          WNPP634     MOTIENT COMMUNICATIONS INC.                SPRINGFIELD                     VA
    855.8375          WNPP638     MOTIENT COMMUNICATIONS INC.                GADSDEN                         AL
    855.8375          WNPP646     MOTIENT COMMUNICATIONS INC.                WILLIAMSBURG                    MD
    855.8375          WNPW281     MOTIENT COMMUNICATIONS INC.                BALLWIN                         MO
    855.8375          WNQA899     MOTIENT COMMUNICATIONS INC.                WOOD RIVER                      IL
    855.8375          WNQH687     MOTIENT COMMUNICATIONS INC.                SAINT LOUIS                     MO
    855.8375          WNQH743     MOTIENT COMMUNICATIONS INC.                FLORISSANT                      MO
    855.8375          WNQK739     MOTIENT COMMUNICATIONS INC.                GOLDSBORO                       NC
    855.8375          WNQK740     MOTIENT COMMUNICATIONS INC.                JACKSONVILLE                    NC


    855.8375          WNQK741     MOTIENT COMMUNICATIONS INC.                ROME                            GA
    855.8375          WNQL311     MOTIENT COMMUNICATIONS INC.                CORVALLIS                       OR
    855.8375          WNQL388     MOTIENT COMMUNICATIONS INC.                JEROME                          ID
    855.8375          WNQL643     MOTIENT COMMUNICATIONS INC.                JERICHO                         NY
    855.8375          WNQL862     MOTIENT COMMUNICATIONS INC.                STATEN ISLAND                   NY
    855.8375          WNQL975     MOTIENT COMMUNICATIONS INC.                BALTIMORE                       MD
    855.8375          WNQL994     MOTIENT COMMUNICATIONS INC.                BEL AIR                         MD
    855.8375          WNQL998     MOTIENT COMMUNICATIONS INC.                CATONSVILLE                     MD
    855.8375          WNQL999     MOTIENT COMMUNICATIONS INC.                CAPE MAY                        NJ
    855.8375          WNQP972     MOTIENT COMMUNICATIONS INC.                MARION                          OH
    855.8375          WNQQ755     MOTIENT COMMUNICATIONS INC.                ANDERSON                        SC
    855.8375          WNQQ756     MOTIENT COMMUNICATIONS INC.                GREENWOOD                       SC
    855.8375          WNQQ762     MOTIENT COMMUNICATIONS INC.                HARRISONBURG                    VA
    855.8375          WNQU885     MOTIENT COMMUNICATIONS INC.                HAZELTON                        PA
    855.8375          WNRC381     MOTIENT COMMUNICATIONS INC.                POTTSVILLE                      PA
    855.8375          WNRC404     MOTIENT COMMUNICATIONS INC.                STAFFORD                        TX
    855.8375          WNRI515     MOTIENT COMMUNICATIONS INC.                HOUSTON                         TX
    855.8375          WNRI515     MOTIENT COMMUNICATIONS INC.                HOUSTON                         TX
    855.8375          WNSR605     MOTIENT COMMUNICATIONS INC.                VERO BEACH                      FL
    855.8375          WNSR605     MOTIENT COMMUNICATIONS INC.                NORCROSS                        GA
    855.8375          WNUG927     MOTIENT COMMUNICATIONS INC.                ALPHARETTA                      GA
    855.8375          WNUG928     MOTIENT COMMUNICATIONS INC.                DANVERS                         MA
    855.8375          WNUX443     MOTIENT COMMUNICATIONS INC.                AVON                            MA
    855.8375          WNVR316     MOTIENT COMMUNICATIONS INC.                NEWTON                          MA
    855.8375          WNWA871     MOTIENT COMMUNICATIONS INC.                ROCKFORD                        IL
    855.8375          WNWB446     MOTIENT COMMUNICATIONS INC.                FOXBORO                         MA
    855.8375          WNWL628     MOTIENT COMMUNICATIONS INC.                LEXINGTON                       MA
    855.8375          WNXS728     MOTIENT COMMUNICATIONS INC.                WASHINGTON                      DC
    855.8375          WNZI964     MOTIENT COMMUNICATIONS INC.                BETHESDA                        MD
    855.8375          WPDQ374     MOTIENT COMMUNICATIONS INC.                MARYSVILLE                      OH
    855.8375          WPHJ267     MOTIENT COMMUNICATIONS INC.                REYNOLDSBURG                    OH
    855.8375          WPID470     MOTIENT COMMUNICATIONS INC.                MADRAS                          GA
    855.8375          WPIM704     MOTIENT COMMUNICATIONS INC.                CORBIN                          KY
    855.8375          WPIM716     MOTIENT COMMUNICATIONS INC.                DENVER                          CO
    855.8375          WPJT676     MOTIENT COMMUNICATIONS INC.                BOULDER                         CO
    855.8375          WPKE347     MOTIENT COMMUNICATIONS INC.                STAMFORD                        CT
    855.8375          WPKK502     MOTIENT COMMUNICATIONS INC.                CHICAGO                         IL
    855.8375          WPKL227     MOTIENT COMMUNICATIONS INC.                HOPKINSVILLE                    KY
    855.8375          WPKL355     MOTIENT COMMUNICATIONS INC.                PANAMA CITY                     FL
    855.8375          WPKL357     MOTIENT COMMUNICATIONS INC.                PUNTA GORDA                     FL
    855.8375          WPNS381     MOTIENT COMMUNICATIONS INC.                RESEARCH TRIANGLE               NC
    855.8375          WPNS382     MOTIENT COMMUNICATIONS INC.                LINCOLNSHIRE                    IL
    855.8375          WPNV595     MOTIENT COMMUNICATIONS INC.                CHICAGO                         IL
    855.8375          WPNX502     MOTIENT COMMUNICATIONS INC.                BLUE ISLAND                     IL
    855.8375          WPNX870     MOTIENT COMMUNICATIONS INC.                FLORENCE                        KY
    855.8375          WPNY418     MOTIENT COMMUNICATIONS INC.                DALLAS                          TX
    855.8375          WPNZ810     MOTIENT COMMUNICATIONS INC.                COLUMBIA                        MD
    855.8375          WPOX380     MOTIENT COMMUNICATIONS INC.                JACKSONVILLE                    FL

    855.8375          WPOX976     MOTIENT COMMUNICATIONS INC.                HOFFMAN ESTATES                 IL
    855.8375          WPOX979     MOTIENT COMMUNICATIONS INC.                SIMI VALLEY                     CA
    855.8375          WPOX980     MOTIENT COMMUNICATIONS INC.                MONTROSE                        CA
    855.8375          WPOZ960     MOTIENT COMMUNICATIONS INC.                ORLANDO                         FL
    855.8375          WPPB247     MOTIENT COMMUNICATIONS INC.                DOYLESTOWN                      PA
    855.8375          WPPB248     MOTIENT COMMUNICATIONS INC.                WAYCROSS                        GA
    855.8375          WPPB704     MOTIENT COMMUNICATIONS INC.                ANNAPOLIS                       MD
    855.8375          WPPC279     MOTIENT COMMUNICATIONS INC.                CUMMING                         GA
    855.8375          WPPC885     MOTIENT COMMUNICATIONS INC.                JACKSONVILLE                    FL
    855.8375          WPPD431     MOTIENT COMMUNICATIONS INC.                WOODBRIDGE                      VA
    855.8375          WPPD437     MOTIENT COMMUNICATIONS INC.                COLUMBUS                        OH
    855.8375          WPPD473     MOTIENT COMMUNICATIONS INC.                PLANO                           TX
    855.8375          WPPG813     MOTIENT COMMUNICATIONS INC.                CRYSTAL LAKE                    IL
    855.8375          WPPU204     MOTIENT COMMUNICATIONS INC.                WAUKESHA                        WI
    855.8375          WPPU205     MOTIENT COMMUNICATIONS INC.                CHESAPEAKE                      VA
    855.8375          WPPU206     MOTIENT COMMUNICATIONS INC.                HOLLYWOOD                       FL
    855.8375          WPPU207     MOTIENT COMMUNICATIONS INC.                STAMFORD                        CT
    855.8375          WPPU208     MOTIENT COMMUNICATIONS INC.                MIDDLETOWN                      NY
    855.8375          WPPU209     MOTIENT COMMUNICATIONS INC.                NEW ROCHELLE                    NY
    855.8375          WPPU210     MOTIENT COMMUNICATIONS INC.                YONKERS                         NY
    855.8375          WPPU211     MOTIENT COMMUNICATIONS INC.                JAMAICA                         NY
    855.8375          WPPU212     MOTIENT COMMUNICATIONS INC.                BRONX                           NY
    855.8375          WPPU214     MOTIENT COMMUNICATIONS INC.                BRONX                           NY
    855.8375          WPPU215     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    855.8375          WPPU216     MOTIENT COMMUNICATIONS INC.                SAYREVILLE                      NJ
    855.8375          WPPU217     MOTIENT COMMUNICATIONS INC.                TOMBALL                         TX
    855.8375          WPPU218     MOTIENT COMMUNICATIONS INC.                MAHWAH                          NJ
    855.8375          WPPU219     MOTIENT COMMUNICATIONS INC.                MAHWAH                          NJ
    855.8375          WPPU220     MOTIENT COMMUNICATIONS INC.                BRIDGEWATER                     NJ
    855.8375          WPPU221     MOTIENT COMMUNICATIONS INC.                TOMS RIVER                      NJ
    855.8375          WPPU222     MOTIENT COMMUNICATIONS INC.                LITTLE FALLS                    NJ
    855.8375          WPPU223     MOTIENT COMMUNICATIONS INC.                EDISON                          NJ
    855.8375          WPPU224     MOTIENT COMMUNICATIONS INC.                MORRISTOWN                      NJ
    855.8375          WPPU313     MOTIENT COMMUNICATIONS INC.                DENVILLE                        NJ
    855.8375          WPPU565     MOTIENT COMMUNICATIONS INC.                OAKLAND                         NJ
    855.8375          WPPU566     MOTIENT COMMUNICATIONS INC.                TARRYTOWN                       NY
    855.8375          WPPU567     MOTIENT COMMUNICATIONS INC.                SOMERS                          WI
    855.8375          WPPU568     MOTIENT COMMUNICATIONS INC.                GLEN OAKS                       NY
    855.8375          WPPU569     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    855.8375          WPPV483     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    855.8375          WPPV484     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    855.8375          WPPV509     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    855.8375          WPPV510     MOTIENT COMMUNICATIONS INC.                BURBANK                         CA
    855.8375          WPPV511     MOTIENT COMMUNICATIONS INC.                WOODLAND HILLS                  CA
    855.8375          WPPV907     MOTIENT COMMUNICATIONS INC.                ALPINE                          NJ
    855.8375          WPPV908     MOTIENT COMMUNICATIONS INC.                FREEHOLD                        NJ
    855.8375          WPPV909     MOTIENT COMMUNICATIONS INC.                TINTON FALLS                    NJ
    855.8375          WPPV910     MOTIENT COMMUNICATIONS INC.                NEWBURY PARK                    CA


    855.8375          WPPV911     MOTIENT COMMUNICATIONS INC.                ENCINO                          CA
    855.8375          WPPV912     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    855.8375          WPPW623     MOTIENT COMMUNICATIONS INC.                SAN BERNARDINO                  CA
    855.8375          WPPW626     MOTIENT COMMUNICATIONS INC.                NEWARK                          NJ
    855.8375          WPPW627     MOTIENT COMMUNICATIONS INC.                ROCKVILLE                       MD
    855.8375          WPPW628     MOTIENT COMMUNICATIONS INC.                MORENO VALLEY                   CA
    855.8375          WPPW970     MOTIENT COMMUNICATIONS INC.                CORONA                          CA
    855.8375          WPPW971     MOTIENT COMMUNICATIONS INC.                PALMDALE                        CA
    855.8375          WPPW973     MOTIENT COMMUNICATIONS INC.                MEHLVILLE                       MO
    855.8375          WPPW974     MOTIENT COMMUNICATIONS INC.                ALBANY                          NY
    855.8375          WPPW975     MOTIENT COMMUNICATIONS INC.                ALBANY                          NY
    855.8375          WPPW976     MOTIENT COMMUNICATIONS INC.                WATERBURY                       CT
    855.8375          WPPW977     MOTIENT COMMUNICATIONS INC.                SOUTHBURY                       CT
    855.8375          WPPW978     MOTIENT COMMUNICATIONS INC.                HAMDEN                          CT
    855.8375          WPPW979     MOTIENT COMMUNICATIONS INC.                MILFORD                         CT
    855.8375          WPPW983     MOTIENT COMMUNICATIONS INC.                NEW HAVEN                       CT
    855.8375          WPPW984     MOTIENT COMMUNICATIONS INC.                SHELTON                         CT
    855.8375          WPPW986     MOTIENT COMMUNICATIONS INC.                ANSONIA                         CT
    855.8375          WPPW988     MOTIENT COMMUNICATIONS INC.                PATERSON                        NJ
    855.8375          WPPW966     MOTIENT COMMUNICATIONS INC.                PUTNAM VALLEY                   NY
    855.8375          WPPW989     MOTIENT COMMUNICATIONS INC.                EDMOND                          OK
    855.8375          WPPW991     MOTIENT COMMUNICATIONS INC.                MOUNT KISCO                     NY
    855.8375          WPPW992     MOTIENT COMMUNICATIONS INC.                WHITE PLAINS                    NY
    855.8375          WPPW993     MOTIENT COMMUNICATIONS INC.                SOMERSET                        NJ
    855.8375          WPPX239     MOTIENT COMMUNICATIONS INC.                BRIDGEWATER                     NJ
    855.8375          WPPX395     MOTIENT COMMUNICATIONS INC.                PORTCHESTER                     NY
    855.8375          WPPX396     MOTIENT COMMUNICATIONS INC.                DANBURY                         CT
    855.8375          WPPX397     MOTIENT COMMUNICATIONS INC.                OKLAHOMA CITY                   OK
    855.8375          WPPX398     MOTIENT COMMUNICATIONS INC.                VENTURA                         CA
    855.8375          WPPX403     MOTIENT COMMUNICATIONS INC.                LEXINGTON                       KY
    855.8375          WPPX404     MOTIENT COMMUNICATIONS INC.                SUMMIT                          NJ
    855.8375          WPPX428     MOTIENT COMMUNICATIONS INC.                SOMERSET                        NJ
    855.8375          WPPX634     MOTIENT COMMUNICATIONS INC.                WARREN TOWNSHIP                 NJ
    855.8375          WPPX705     MOTIENT COMMUNICATIONS INC.                HACKENSACK                      NJ
    855.8375          WPPY356     MOTIENT COMMUNICATIONS INC.                SIMI VALLEY                     CA
    855.8375          WPPY785     MOTIENT COMMUNICATIONS INC.                SPRING                          TX
    855.8375          WPPY789     MOTIENT COMMUNICATIONS INC.                DESERT HOT SPRINGS              CA
    855.8375          WPPY795     MOTIENT COMMUNICATIONS INC.                SAN DIMAS                       CA
    855.8375          WPPY798     MOTIENT COMMUNICATIONS INC.                ORO GRANDE                      CA
    855.8375          WPPY883     MOTIENT COMMUNICATIONS INC.                DOUGLASVILLE                    GA
    855.8375          WPPZ631     MOTIENT COMMUNICATIONS INC.                NORTHFORD                       CT
    855.8375          WPPZ632     MOTIENT COMMUNICATIONS INC.                TROY                            NY
    855.8375          WPQA897     MOTIENT COMMUNICATIONS INC.                NORWALK                         CT
    855.8375          WPQA898     MOTIENT COMMUNICATIONS INC.                NEPTUNE                         NJ
    855.8375          WPQB300     MOTIENT COMMUNICATIONS INC.                HOWELL                          NJ
    855.8375          WPQB422     MOTIENT COMMUNICATIONS INC.                RICHMOND                        VA
    855.8375          WPQB795     MOTIENT COMMUNICATIONS INC.                MILLSTONE                       NJ
    855.8375          WPQD655     MOTIENT COMMUNICATIONS INC.                FRANKLIN                        TN

    855.8375          WPQD661     MOTIENT COMMUNICATIONS INC.                BRIDGEPORT                      CT
    855.8375          WPQD662     MOTIENT COMMUNICATIONS INC.                RANDOLPH TWNSHP                 NJ
    855.8375          WPQD667     MOTIENT COMMUNICATIONS INC.                FORT LEE                        NJ
    855.8375          WPQD671     MOTIENT COMMUNICATIONS INC.                HOLMDEL                         NJ
    855.8375          WPQD677     MOTIENT COMMUNICATIONS INC.                UNION CITY                      NJ
    855.8375          WPQD678     MOTIENT COMMUNICATIONS INC.                LAUGHLIN                        NV
    855.8375          WPQD681     MOTIENT COMMUNICATIONS INC.                WINCHESTER                      VA
    855.8375          WPQD682     MOTIENT COMMUNICATIONS INC.                HAUPPAUGE                       NY
    855.8375          WPQD683     MOTIENT COMMUNICATIONS INC.                ST. AUGUSTINE                   FL
    855.8375          WPQD686     MOTIENT COMMUNICATIONS INC.                PEARL RIVER                     NY
    855.8375          WPQD687     MOTIENT COMMUNICATIONS INC.                PARAMUS                         NJ
    855.8375          WPQE396     MOTIENT COMMUNICATIONS INC.                NORWALK                         CT
    855.8375          WPQK753     MOTIENT COMMUNICATIONS INC.                WESTPORT                        CT
    855.8375          WPSD770     MOTIENT COMMUNICATIONS INC.                FAIRFIELD                       CT
    855.8375          WPSE857     MOTIENT COMMUNICATIONS INC.                NORWALK                         CT
    855.8375          WPSE861     MOTIENT COMMUNICATIONS INC.                NORTH BERGEN                    NJ
    855.8375          WPSE862     MOTIENT COMMUNICATIONS INC.                SAVANNAH                        GA
    855.8375          WPSE863     MOTIENT COMMUNICATIONS INC.                MEMPHIS                         TN
    855.8375          WPSE864     MOTIENT COMMUNICATIONS INC.                OSHKOSH                         WI
    855.8375          WPSE868     MOTIENT COMMUNICATIONS INC.                FLAGSTAFF                       AZ
    855.8375          WPSE947     MOTIENT COMMUNICATIONS INC.                MAMARONECK                      NY
    855.8375          WPSE953     MOTIENT COMMUNICATIONS INC.                GETTYSBURG                      PA
    855.8375          WPSE954     MOTIENT COMMUNICATIONS INC.                VISALIA                         CA
    855.8375          WPSE970     MOTIENT COMMUNICATIONS INC.                OKLAHOMA CITY                   OK
    855.8375          WPSE972     MOTIENT COMMUNICATIONS INC.                MORRISTOWN                      TN
    855.8375          WPSE977     MOTIENT COMMUNICATIONS INC.                NEW IBERIA                      LA
    855.8375          WPSE980     MOTIENT COMMUNICATIONS INC.                LAKE CHARLES                    LA
    855.8375          WPSE981     MOTIENT COMMUNICATIONS INC.                METAIRIE                        LA
    855.8375          WPSE982     MOTIENT COMMUNICATIONS INC.                LEESBURG                        FL
    855.8375          WPSE983     MOTIENT COMMUNICATIONS INC.                MISSOULA                        MT
    855.8375          WPSE984     MOTIENT COMMUNICATIONS INC.                BROOKLYN                        NY
    855.8375          WPSI383     MOTIENT COMMUNICATIONS INC.                RAMSEY                          NJ
    855.8375          WPSI508     MOTIENT COMMUNICATIONS INC.                VALDOSTA                        GA
    855.8375          WPSI887     MOTIENT COMMUNICATIONS INC.                WEST ORANGE                     NJ
    855.8375          WPSI894     MOTIENT COMMUNICATIONS INC.                SAINT CLOUD                     MN
    855.8375          WPSI906     MOTIENT COMMUNICATIONS INC.                PLAINFIELD                      NJ
    855.8375          WPSI922     MOTIENT COMMUNICATIONS INC.                FORT PIERCE                     FL
    855.8375          WPSI923     MOTIENT COMMUNICATIONS INC.                SUMTER                          SC
    855.8375          WPSI927     MOTIENT COMMUNICATIONS INC.                HARRISBURG                      PA
    855.8375          WPSI934     MOTIENT COMMUNICATIONS INC.                CHICO                           CA
    855.8375          WPSI935     MOTIENT COMMUNICATIONS INC.                YUBA CITY                       CA
    855.8375          WPSI940     MOTIENT COMMUNICATIONS INC.                MOUNT KISCO                     NY
    855.8375          WPSI981     MOTIENT COMMUNICATIONS INC.                ENID                            OK
    855.8375          WPSI985     MOTIENT COMMUNICATIONS INC.                ELIZABETH                       NJ
    855.8375          WPSM656     MOTIENT COMMUNICATIONS INC.                PARSIPPANY                      NJ
    855.8375          WPSM659     MOTIENT COMMUNICATIONS INC.                FAIRDALE                        KY
    855.8375          WPSR739     MOTIENT COMMUNICATIONS INC.                CARLISLE                        PA
    855.8375          WPSR886     MOTIENT COMMUNICATIONS INC.                YORK                            PA


    855.8375          WPSR888     MOTIENT COMMUNICATIONS INC.                SHELBY                          NC
    855.8375          WPTB947     MOTIENT COMMUNICATIONS INC.                WHITE PLAINS                    NY
    855.8375          WPTB953     MOTIENT COMMUNICATIONS INC.                KENNER                          LA
    855.8375          WPTB973     MOTIENT COMMUNICATIONS INC.                EAST NORTHPORT                  NY
    855.8375          WPTB978     MOTIENT COMMUNICATIONS INC.                MACON                           GA
    855.8375          WPTB979     MOTIENT COMMUNICATIONS INC.                APOPKA                          FL
    855.8375          WPTB986     MOTIENT COMMUNICATIONS INC.                BRUNSWICK                       GA
    855.8375          WPTD399     MOTIENT COMMUNICATIONS INC.                VERONA                          NJ
    855.8375          WPTK692     MOTIENT COMMUNICATIONS INC.                WALDORF                         MD
    855.8375          WPTK959     MOTIENT COMMUNICATIONS INC.                COOKEVILLE                      TN
    855.8375          WPTK961     MOTIENT COMMUNICATIONS INC.                TUCKER                          GA
    855.8375          WPTK963     MOTIENT COMMUNICATIONS INC.                NOYACK                          NY
    855.8375          WPTL235     MOTIENT COMMUNICATIONS INC.                EUGENE                          OR
    855.8375          WPTL245     MOTIENT COMMUNICATIONS INC.                NEW YORK                        NY
    855.8375          WPTL249     MOTIENT COMMUNICATIONS INC.                PLEASANT PRAIRIE                WI
    855.8375          WPTL353     MOTIENT COMMUNICATIONS INC.                JAMESPORT                       NY
    855.8375          WPTL355     MOTIENT COMMUNICATIONS INC.                LOUISVILLE                      KY
    855.8375          WPTL359     MOTIENT COMMUNICATIONS INC.                OWINGS MILLS                    MD
    855.8375          WPUI515     MOTIENT COMMUNICATIONS INC.                DEL VALLE                       TX
    855.8375          WPWP571     MOTIENT COMMUNICATIONS INC.                MAULDIN                         SC
    855.8375          WPWP577     MOTIENT COMMUNICATIONS INC.                ARMONK                          NY
    855.8375          WPWP580     MOTIENT COMMUNICATIONS INC.                CONWAY                          SC
    855.8375          WPWP582     MOTIENT COMMUNICATIONS INC.                MAHWAH                          NJ
    855.8375          WPWP583     MOTIENT COMMUNICATIONS INC.                COLORADO SPRINGS                CO
    855.8375          WPWW536     MOTIENT COMMUNICATIONS INC.                MACON                           GA
    855.8375          WPWW547     MOTIENT COMMUNICATIONS INC.                MCKINNEY                        TX
    855.8375          WPXK770     MOTIENT COMMUNICATIONS INC.                WASHINGTON                      DC
    855.8375          WPYL379     MOTIENT COMMUNICATIONS INC.                WASHINGTON                      DC
    855.8375          WPXK770     MOTIENT COMMUNICATIONS INC.                WASHINGTON                      DC
    855.8375          KNEM323     MOTIENT COMMUNICATIONS INC.                WASHINGTON                      DC
    855.8375          WNSC906     MOTIENT COMMUNICATIONS INC.                TORRANCE                        CA
    855.8375          WPSD770     MOTIENT COMMUNICATIONS INC.                LA HABRA                        CA
    855.8375          WNMA266     MOTIENT COMMUNICATIONS INC.                LOS ANGELES                     CA
    855.8375          WPPH367     MOTIENT COMMUNICATIONS INC.                PLANT CITY                      FL
    855.8375          WPTK697     MOTIENT COMMUNICATIONS INC.                MARLBOROUGH                     MA
    855.8375          WPSG651     MOTIENT COMMUNICATIONS INC.                LYNN                            MA
    855.8375          KNEM282     MOTIENT COMMUNICATIONS INC.                SAN ANTONIO                     TX
    856.5250          KNEM282     MOTIENT COMMUNICATIONS INC.                MIAMI                           FL
    856.6000          KNEM282     MOTIENT COMMUNICATIONS INC.                EL PASO                         TX
    856.6500          KNEM282     MOTIENT COMMUNICATIONS INC.                HIDALGO                         TX
    856.6500          KNEM320     MOTIENT COMMUNICATIONS INC.                EL PASO                         TX
    856.6500          KNEM320     MOTIENT COMMUNICATIONS INC.                EL PASO                         TX
    856.6500          KNEM320     MOTIENT COMMUNICATIONS INC.                LAS CRUCES                      NM
    856.6500          KNEM321     MOTIENT COMMUNICATIONS INC.                TUCSON                          AZ
    856.6500          KNEM321     MOTIENT COMMUNICATIONS INC.                TUCSON                          AZ
    856.6500          KNEM321     MOTIENT COMMUNICATIONS INC.                TUCSON                          AZ
    856.6500          KNEM321     MOTIENT COMMUNICATIONS INC.                SAN DIEGO                       CA
    856.6500          KNEM321     MOTIENT COMMUNICATIONS INC.                SAN DIEGO                       CA


    856.6500          KNEM321     MOTIENT COMMUNICATIONS INC.                SAN DIEGO                       CA
    856.6500          WNBZ610     MOTIENT COMMUNICATIONS INC.                VISTA                           CA
    856.6500          WNLR792     MOTIENT COMMUNICATIONS INC.                BROWNSVILLE                     TX
    856.6500          WNMT789     MOTIENT COMMUNICATIONS INC.                MCALLEN                         TX
    856.6500          WNPP430     MOTIENT COMMUNICATIONS INC.                SAN DIEGO                       CA
    856.6500          KNEM340     MOTIENT COMMUNICATIONS INC.                OCEANSIDE                       CA
    856.7875          WNKH532     MOTIENT COMMUNICATIONS INC.                OAK LAWN                        IL
    856.7875          WNKH533     MOTIENT COMMUNICATIONS INC.                CALUMET CITY                    IL
    856.7875          WNKH534     MOTIENT COMMUNICATIONS INC.                GENEVA                          IL
    856.7875          WNKH535     MOTIENT COMMUNICATIONS INC.                WHEATON                         IL
    856.7875          WNKH536     MOTIENT COMMUNICATIONS INC.                CHICAGO                         IL
    856.7875          WNKH537     MOTIENT COMMUNICATIONS INC.                OAK PARK                        IL
    856.7875          WPIM691     MOTIENT COMMUNICATIONS INC.                EAST CHICAGO                    IN
    856.7875          WPIM716     MOTIENT COMMUNICATIONS INC.                ORLAND TOWNSHIP                 IL
    856.7875          WPNY417     MOTIENT COMMUNICATIONS INC.                CHICAGO                         IL
    856.7875          WPPX550     MOTIENT COMMUNICATIONS INC.                CHICAGO                         IL
    856.7875          WPPZ630     MOTIENT COMMUNICATIONS INC.                CHICAGO                         IL
    856.7875          WPQK788     MOTIENT COMMUNICATIONS INC.                HOFFMAN ESTATES                 IL
    856.7875          WPSE950     MOTIENT COMMUNICATIONS INC.                DOWNERS GROVE                   IL
    856.7875          WPSM560     MOTIENT COMMUNICATIONS INC.                BUFFALO GROVE                   IL
    856.7875          WPVI773     MOTIENT COMMUNICATIONS INC.                ROSEMONT                        IL
    856.7875          WPSE950     MOTIENT COMMUNICATIONS INC.                CHICAGO                         IL
    856.7875          WPSM560     MOTIENT COMMUNICATIONS INC.                HAMMOND                         IN
    856.7875          WPVI773     MOTIENT COMMUNICATIONS INC.                WARREN TOWNSHIP                 IL
    856.8125          WPTB950     MOTIENT COMMUNICATIONS INC.                WICHITA                         KS
    856.8875          KNEM312     MOTIENT COMMUNICATIONS INC.                WICHITA                         KS
    856.9125          KNEM312     MOTIENT COMMUNICATIONS INC.                DENVER                          CO
    856.9125          WPID470     MOTIENT COMMUNICATIONS INC.                ENGLEWOOD                       CO
    856.9125          WPID470     MOTIENT COMMUNICATIONS INC.                AURORA                          CO
    856.9125          WPII526     MOTIENT COMMUNICATIONS INC.                DENVER                          CO
    856.9125          WPQA847     MOTIENT COMMUNICATIONS INC.                DENVER                          CO
    856.9125          WPPZ844     MOTIENT COMMUNICATIONS INC.                BOULDER                         CO
    856.9125          WPPW980     MOTIENT COMMUNICATIONS INC.                BOULDER                         CO
    857.5250          WPPW981     MOTIENT COMMUNICATIONS INC.                BOULDER                         CO
    857.8375          WPPW982     MOTIENT COMMUNICATIONS INC.                EL PASO                         TX
    857.8375          WPPZ846     MOTIENT COMMUNICATIONS INC.                MIDLOTHIAN                      VA
    857.8375          WPQK732     MOTIENT COMMUNICATIONS INC.                RICHMOND                        VA
    857.8375          WPPZ845     MOTIENT COMMUNICATIONS INC.                RICHMOND                        VA
    857.8375          WPQK794     MOTIENT COMMUNICATIONS INC.                CHESTER                         VA
    857.8375          WPHU566     MOTIENT COMMUNICATIONS INC.                RICHMOND                        VA
    857.8875          WPHU566     MOTIENT COMMUNICATIONS INC.                BAKERSFIELD                     CA
    858.4750          KNEM321     MOTIENT COMMUNICATIONS INC.                SAN DIEGO                       CA
    858.4750          KNEM321     MOTIENT COMMUNICATIONS INC.                SAN DIEGO                       CA
    858.4750          KNEM321     MOTIENT COMMUNICATIONS INC.                SAN DIEGO                       CA
    858.4750          WNLR792     MOTIENT COMMUNICATIONS INC.                VISTA                           CA
    858.4750          WNLR792     MOTIENT COMMUNICATIONS INC.                SAN DIEGO                       CA
    858.4750          WPSD781     MOTIENT COMMUNICATIONS INC.                SAN DIEGO                       CA
    858.4750          WPSD781     MOTIENT COMMUNICATIONS INC.                SAN DIEGO                       CA


    858.4750          WNQQ748     MOTIENT COMMUNICATIONS INC.                OCEANSIDE                       CA
    858.4750          WNQQ748     MOTIENT COMMUNICATIONS INC.                SAN MARCOS                      CA
    858.5750          KNEM329     MOTIENT COMMUNICATIONS INC.                SAN DIEGO                       CA
    858.8375          WNPF453     MOTIENT COMMUNICATIONS INC.                OLATHE                          MO
    858.8375          WNVG215     MOTIENT COMMUNICATIONS INC.                HAYWARD                         CA
    858.8375          WPSE995     MOTIENT COMMUNICATIONS INC.                HAYWARD                         CA
    858.8375          WPTK786     MOTIENT COMMUNICATIONS INC.                NOVATO                          CA
    858.8375          WPTL391     MOTIENT COMMUNICATIONS INC.                ATLANTA                         GA
    858.8375          WPTL392     MOTIENT COMMUNICATIONS INC.                SAN FRANCISCO                   CA
    858.8375          WPTN892     MOTIENT COMMUNICATIONS INC.                SAN FRANCISCO                   CA
    858.8375          WPTK786     MOTIENT COMMUNICATIONS INC.                SAN FRANCISCO                   CA
    858.8375          WPTK801     MOTIENT COMMUNICATIONS INC.                MILL VALLEY                     CA
    858.8625          WPII699     MOTIENT COMMUNICATIONS INC.                CHARLOTTE                       NC
    858.8625          WPQD673     MOTIENT COMMUNICATIONS INC.                CHARLOTTE                       NC
    858.8625          WPSM710     MOTIENT COMMUNICATIONS INC.                CHARLOTTE                       NC
    858.8625          WPTK697     MOTIENT COMMUNICATIONS INC.                CHARLOTTE                       NC
    858.8625          KNEM306     MOTIENT COMMUNICATIONS INC.                CHARLOTTE                       NC
    858.8875          WNNU601     MOTIENT COMMUNICATIONS INC.                OVERLAND PARK                   KS
    858.8875          WPII862     MOTIENT COMMUNICATIONS INC.                KANSAS CITY                     MO
    858.8875          WPPG814     MOTIENT COMMUNICATIONS INC.                INDEPENDENCE                    MO
    858.8875          WNAY586     MOTIENT COMMUNICATIONS INC.                KANSAS CITY                     MO
    858.9125          WPIZ374     MOTIENT COMMUNICATIONS INC.                GLADSTONE                       MO
    859.6500          KNGY776     MOTIENT COMMUNICATIONS INC.                FORT MYERS                      FL
    859.8375          KNEM341     MOTIENT COMMUNICATIONS INC.                PEKIN                           IL
    859.8875          WPSI670     MOTIENT COMMUNICATIONS INC.                SALT LAKE CITY                  UT
    860.8375          WPTE230     MOTIENT COMMUNICATIONS INC.                ATLANTA                         GA
    860.8375          WPQK769     MOTIENT COMMUNICATIONS INC.                ROTTERDAM                       NY
    860.8625          WPQK779     MOTIENT COMMUNICATIONS INC.                COLUMBUS                        OH
    860.8625          WPQK780     MOTIENT COMMUNICATIONS INC.                DUBLIN                          OH
    860.8625          WPQK781     MOTIENT COMMUNICATIONS INC.                COLUMBUS                        OH
    860.8625          WPQK783     MOTIENT COMMUNICATIONS INC.                COLUMBUS                        OH
    860.8625          WPQK787     MOTIENT COMMUNICATIONS INC.                COLUMBUS                        OH
    860.8625          WPQK791     MOTIENT COMMUNICATIONS INC.                WESTERVILLE                     OH
    860.8625          WPRJ495     MOTIENT COMMUNICATIONS INC.                COLUMBUS                        OH
    860.9125          WPRJ496     MOTIENT COMMUNICATIONS INC.                REYNOLDSBURG                    OH
    860.9125          WPTL679     MOTIENT COMMUNICATIONS INC.                AVONDALE                        LA
    860.9125          WPTL679     MOTIENT COMMUNICATIONS INC.                NEW ORLEANS                     LA
    861.2875          KNEP576     MOTIENT COMMUNICATIONS INC.                NEW ORLEANS                     LA
    863.0875          WNML822     MOTIENT COMMUNICATIONS INC.                CHESTERLAND                     OH
    863.0875          WNML823     MOTIENT COMMUNICATIONS INC.                CLEVELAND                       OH
    863.0875          WPII870     MOTIENT COMMUNICATIONS INC.                RICHFIELD                       OH
    863.0875          WPSI671     MOTIENT COMMUNICATIONS INC.                ELYRIA                          OH
    863.0875          KNEM360     MOTIENT COMMUNICATIONS INC.                ELYRIA                          OH
    863.2875          KNEM361     MOTIENT COMMUNICATIONS INC.                ISSAQUAH                        WA
    863.2875          WNPE204     MOTIENT COMMUNICATIONS INC.                KENT                            WA
    863.2875          WPIP762     MOTIENT COMMUNICATIONS INC.                BREMERTON                       WA
    863.2875          WPSM582     MOTIENT COMMUNICATIONS INC.                LYNNWOOD                        WA
    863.2875          WPSM704     MOTIENT COMMUNICATIONS INC.                BOTHELL                         WA


    863.2875          WPSR731     MOTIENT COMMUNICATIONS INC.                EVERETT                         WA
    863.2875          WPSR883     MOTIENT COMMUNICATIONS INC.                EVERETT                         WA
    863.2875          WPSR963     MOTIENT COMMUNICATIONS INC.                FEDERAL WAY                     WA
    863.7625          WPED591     MOTIENT COMMUNICATIONS INC.                GRAND ISLAND                    NY
    863.7625          WNSK636     MOTIENT COMMUNICATIONS INC.                TONAWANDA                       NY
    863.7625          KNER461     MOTIENT COMMUNICATIONS INC.                WILLIAMSVILLE                   NY
    863.7875          WPIQ756     MOTIENT COMMUNICATIONS INC.                BUFFALO                         NY
    863.8875          KNER461     MOTIENT COMMUNICATIONS INC.                ISSAQUAH                        WA
    863.9125          KNER461     MOTIENT COMMUNICATIONS INC.                BUFFALO                         NY
    863.9125          WPRM425     MOTIENT COMMUNICATIONS INC.                GRAND ISLAND                    NY
    864.2875          WNVU216     MOTIENT COMMUNICATIONS INC.                WILLIAMSVILLE                   NY
    864.3875          WPIQ760     MOTIENT COMMUNICATIONS INC.                SYRACUSE                        NY
    864.7125          WPLV773     MOTIENT COMMUNICATIONS INC.                YOUNGSTOWN                      OH
    864.7125          WPQA314     MOTIENT COMMUNICATIONS INC.                ROCHESTER                       NY
    864.7125          WPQA557     MOTIENT COMMUNICATIONS INC.                ROCHESTER                       NY
    864.7125          WPQA314     MOTIENT COMMUNICATIONS INC.                VICTOR                          NY
    864.7125          WPQK748     MOTIENT COMMUNICATIONS INC.                ONTARIO                         NY
    865.2375          WPTM894     MOTIENT COMMUNICATIONS INC.                TOLEDO                          OH
    865.2375          KNDN330     MOTIENT COMMUNICATIONS INC.                PERRYSBURG                      OH
    865.2625          KNDN405     MOTIENT COMMUNICATIONS INC.                ROCHESTER                       NY
    865.2625          KNEM360     MOTIENT COMMUNICATIONS INC.                WEBSTER                         NY
    865.2625          KNEM361     MOTIENT COMMUNICATIONS INC.                ISSAQUAH                        WA
    865.2625          KNEP537     MOTIENT COMMUNICATIONS INC.                KENT                            WA
    865.2625          KNEP540     MOTIENT COMMUNICATIONS INC.                SEATTLE                         WA
    865.2625          KNEP564     MOTIENT COMMUNICATIONS INC.                GRAND FORKS                     ND
    865.2625          KNEP568     MOTIENT COMMUNICATIONS INC.                ESSEX JUNCTION                  VT
    865.2625          KNEP569     MOTIENT COMMUNICATIONS INC.                BURLINGTON                      VT
    865.2625          KNEP571     MOTIENT COMMUNICATIONS INC.                ERIE                            PA
    865.2625          KNEP575     MOTIENT COMMUNICATIONS INC.                ANN ARBOR                       MI
    865.2625          KNEP576     MOTIENT COMMUNICATIONS INC.                ANN ARBOR                       MI
    865.2625          KNEP577     MOTIENT COMMUNICATIONS INC.                WARRENSVILLE                    OH
    865.2625          KNEP578     MOTIENT COMMUNICATIONS INC.                AKRON                           OH
    865.2625          KNEP579     MOTIENT COMMUNICATIONS INC.                MASURY                          OH
    865.2625          KNEP599     MOTIENT COMMUNICATIONS INC.                YOUNGSTOWN                      OH
    865.2625          KNER536     MOTIENT COMMUNICATIONS INC.                WOOSTER                         OH
    865.2625          KNJH449     MOTIENT COMMUNICATIONS INC.                ROME                            NY
    865.2625          WNHX746     MOTIENT COMMUNICATIONS INC.                OLYMPIA                         WA
    865.2625          WNMA267     MOTIENT COMMUNICATIONS INC.                PONTIAC                         MI
    865.2625          WNMA268     MOTIENT COMMUNICATIONS INC.                UTICA                           MI
    865.2625          WNNL336     MOTIENT COMMUNICATIONS INC.                CLINTON TOWNSHIP                MI
    865.2625          WNNS433     MOTIENT COMMUNICATIONS INC.                CLARKSTON                       MI
    865.2625          WNNW544     MOTIENT COMMUNICATIONS INC.                TAYLOR                          MI
    865.2625          WNPE204     MOTIENT COMMUNICATIONS INC.                FRANKLIN                        PA
    865.2625          WNPF470     MOTIENT COMMUNICATIONS INC.                BREMERTON                       WA
    865.2625          WNZP828     MOTIENT COMMUNICATIONS INC.                LYNNWOOD                        WA
    865.2625          WPPZ633     MOTIENT COMMUNICATIONS INC.                BOTHELL                         WA
    865.2625          WNML822     MOTIENT COMMUNICATIONS INC.                MONTPELIER                      VT
    865.2625          WNML823     MOTIENT COMMUNICATIONS INC.                CLEVELAND                       OH


    865.2625          WPPC280     MOTIENT COMMUNICATIONS INC.                RICHFIELD                       OH
    865.2625          WPPZ633     MOTIENT COMMUNICATIONS INC.                ELYRIA                          OH
    865.2625          KNDN330     MOTIENT COMMUNICATIONS INC.                WICKLIFFE                       OH
    865.2875          WPQK763     MOTIENT COMMUNICATIONS INC.                DETROIT                         MI
    865.2875          WPQK765     MOTIENT COMMUNICATIONS INC.                DETROIT                         MI
    865.2875          WPQK766     MOTIENT COMMUNICATIONS INC.                DEARBORN                        MI
    865.2875          WPQK767     MOTIENT COMMUNICATIONS INC.                NOVI                            MI
    865.2875          WPSD777     MOTIENT COMMUNICATIONS INC.                SOUTHFIELD                      MI
    865.2875          WPSE247     MOTIENT COMMUNICATIONS INC.                WARREN                          MI
    865.2875          WPSE251     MOTIENT COMMUNICATIONS INC.                CLINTON TWNSHP                  MI
    865.2875          WPSE258     MOTIENT COMMUNICATIONS INC.                CLAWSON                         MI
    865.2875          WPSI918     MOTIENT COMMUNICATIONS INC.                ROYAL OAK                       MI
    865.2875          WPSE251     MOTIENT COMMUNICATIONS INC.                FARMINGTON HILLS                MI






    PART B -        PENDING FCC LICENSES
    ------

    855.8375        0001596908    MOTIENT COMMUNICATIONS INC.                ROCK HILL                       SC
    855.8375        0001596910    MOTIENT COMMUNICATIONS INC.                TEMPLE TERRACE                  FL
    855.8375        0001596924    MOTIENT COMMUNICATIONS INC.                VALLEJO                         CA
    855.8375        0001596926    MOTIENT COMMUNICATIONS INC.                SAN FRANCISCO                   CA
    855.8375        0001596928    MOTIENT COMMUNICATIONS INC.                SAN FRANCISCO                   CA
    855.8375        0001596933    MOTIENT COMMUNICATIONS INC.                BURLINGAME                      CA
    855.8375        0001596934    MOTIENT COMMUNICATIONS INC.                TEWKSBURY                       MA
    855.8375        0001596935    MOTIENT COMMUNICATIONS INC.                UNION CITY                      CA
    855.8375        0001596936    MOTIENT COMMUNICATIONS INC.                LOWELL                          MA
    855.8375        0001598875    MOTIENT COMMUNICATIONS INC.                ROCKLAND                        MA
    855.8375        0001598877    MOTIENT COMMUNICATIONS INC.                FRAMINGHAM                      MA
    855.8375        0001633085    MOTIENT COMMUNICATIONS, INC.               SAN LUIS OBISPO                 CA


                                                                                                  ANNEX D
                                       Particular Defaults and Events of Default

Revenues ($ in 000s)
Date                                Covenant            Actual Results     Covenant Compliance
----------------------------------- ------------------- ------------------ ------------------------------
January 31, 2003                    $4,400              $4,662             Met
----------------------------------- ------------------- ------------------ ------------------------------
February 28, 2003                   $4,450              $4,415             Met on Cum. Basis
----------------------------------- ------------------- ------------------ ------------------------------
March 31, 2003                      $4,550              $4,441             Met on Cum. Basis
----------------------------------- ------------------- ------------------ ------------------------------
April 30, 2003                      $4,650              $4,669             Met
----------------------------------- ------------------- ------------------ ------------------------------
May 31, 2003                        $4,800              $4,738             Breach ($56) Cum.
----------------------------------- ------------------- ------------------ ------------------------------
June 30, 2003                       $4,850              $4,576             Breach ($274)
----------------------------------- ------------------- ------------------ ------------------------------
July 31, 2003                       $4,950              $3,907             Breach ($1,043)
----------------------------------- ------------------- ------------------ ------------------------------
August 31, 2003                     $5,100              $3,846             Breach ($1,254)
----------------------------------- ------------------- ------------------ ------------------------------
September 30, 2003                  $5,250              $3,524             Breach ($1,726)
----------------------------------- ------------------- ------------------ ------------------------------
October 31, 2003                    $5,400              $3,985             Breach ($1,415)
----------------------------------- ------------------- ------------------ ------------------------------
November 30, 2003                   $5,500              $3,691             Breach ($1,809)
----------------------------------- ------------------- ------------------ ------------------------------
December 31, 2003                   $5,700              $3,742             Breach ($1,958)
----------------------------------- ------------------- ------------------ ------------------------------

Note: On a cumulative basis, the Company is approximately $9,372,000 below what is required by the covenant plan.



EBITDA ($ in 000s)

Date                             Covenant             Actual Results    Covenant Compliance
-------------------------------- -------------------- ----------------- ---------------------------------
January 31, 2003                 $(1,250)             $(897)            Met
-------------------------------- -------------------- ----------------- ---------------------------------
February 28, 2003                $(1,300)             $(1,062)          Met
-------------------------------- -------------------- ----------------- ---------------------------------
March 31, 2003                   $(1,140)             $(1,337)          Met on Cum. Basis
-------------------------------- -------------------- ----------------- ---------------------------------
April 30, 2003                   $(985)               $(1,108)          Breach ($123)
-------------------------------- -------------------- ----------------- ---------------------------------
May 31, 2003                     $(850)               $(200)            Met
-------------------------------- -------------------- ----------------- ---------------------------------
June 30, 2003                    $(850)               $(761)            Met
-------------------------------- -------------------- ----------------- ---------------------------------
July 31, 2003                    $(750)               $(1,350)          Breach ($600)
-------------------------------- -------------------- ----------------- ---------------------------------
August 31, 2003                  $(570)               $(1,686)          Breach ($1,116)
-------------------------------- -------------------- ----------------- ---------------------------------
September 30, 2003               $(450)               $(3,126)          Breach ($2,676)
-------------------------------- -------------------- ----------------- ---------------------------------
October 31, 2003                 $(300)               $(1,788)          Breach ($1,488)
-------------------------------- -------------------- ----------------- ---------------------------------
November 30, 2003                $(200)               $(3,439)          Breach ($3,239)
-------------------------------- -------------------- ----------------- ---------------------------------
December 31, 2003                $(30)                $(867)            Breach ($837)
-------------------------------- -------------------- ----------------- ---------------------------------

Note: On a cumulative basis, the Company is approximately $6,342,000 below what is required by the covenant plan.



Free Cash Flow ($ in 000s)

Date                               Original            Actual Results     Covenant Compliance
                                   Covenant
---------------------------------- ------------------- ------------------ -------------------------------
January 31, 2003                   $(2,700)            $(2,224)           Met
---------------------------------- ------------------- ------------------ -------------------------------
February 28, 2003                  $(1,450)            $(1,641)           Met on Cum. Basis
---------------------------------- ------------------- ------------------ -------------------------------
March 31, 2003                     $(1,250)            $532               Met
---------------------------------- ------------------- ------------------ -------------------------------
April 30, 2003                     $(1,440)            $(2,141)           Breach ($701)
---------------------------------- ------------------- ------------------ -------------------------------
May 31, 2003                       $(1,150)            $(729)             Met
---------------------------------- ------------------- ------------------ -------------------------------
June 30, 2003                      $(1,150)            $(162)             Met
---------------------------------- ------------------- ------------------ -------------------------------
July 31, 2003                      $1,100              $219               Breach ($881)
---------------------------------- ------------------- ------------------ -------------------------------
August 31, 2003                    $(2,050)            ($1,991)           Met
---------------------------------- ------------------- ------------------ -------------------------------
September 30, 2003                 $(1,050)            $63                Met
---------------------------------- ------------------- ------------------ -------------------------------
October 31, 2003                   $(850)              $(1,068)           Met on Cum. Basis
---------------------------------- ------------------- ------------------ -------------------------------
November 30, 2003                  $(1,450)            $178               Met
---------------------------------- ------------------- ------------------ -------------------------------
December 31, 2003                  $2,200              $2,170             Met on Cum. Basis
---------------------------------- ------------------- ------------------ -------------------------------



Note: Working capital flows from prior months materially impacted Free Cash Flow compliance.

On a cumulative basis, the Company is approximately $4,652,000 ahead of what is required by the covenant plan.

The Borrower accepted 275,000 shares of common stock of GoAmerica, Inc. in partial settlement of an outstanding debt.

The Borrower created one subsidiary entity, Motient License Inc., a Delaware corporation.

The Borrower may not have sent copies of certain current reports on Form 8-K to the Administrative Agent promptly after being filed with the SEC.

The Borrower may not have promptly notified the Administrative Agent in writing of certain Material Adverse Effects listed in Annex D.

The Borrower sold certain frequency assets to Nextel Communications, Inc., or its affiliates, pursuant to two different sales agreements, dated as of July 29, 2003 and December 9, 2003, respectively.

                                                                         ANNEX E


                 Financial Covenants to be Satisfied by Borrower
                     In Advance of Any Additional Borrowings

Motient Corporation and its consolidated subsidiaries shall have gross revenues in the following amounts as of the following dates:

                Date                          Amount (in $000s)

January 31, 2004                                   $3,174
February 28, 2004                                  $3,015
March 31, 2004                                     $2,876
April 30, 2004                                     $2,746
May 31, 2004                                       $2,677
June 30, 2004                                      $2,603
July 31, 2004                                      $2,537
August 31, 2004                                    $2,510
September 30, 2004                                 $2,496
October 31, 2004                                   $2,478
November 30, 2004                                  $2,480
December 31, 2004                                  $2,500

Motient Corporation and its consolidated subsidiaries shall have EBITDA in the following amounts as of the following dates:

                Date                          Amount (in $000s)

January 31, 2004                                  $(1,320)
February 28, 2004                                 $(1,843)
March 31, 2004                                    $(1,529)
April 30, 2004                                    $(1,367)
May 31, 2004                                      $(1,258)
June 30, 2004                                     $(1,286)
July 31, 2004                                     $(1,189)
August 31, 2004                                   $(1,009)
September 30, 2004                                $(1,003)
October 31, 2004                                   $(887)
November 30, 2004                                  $(695)
December 31, 2004                                  $(607)

Motient Corporation and its consolidated subsidiaries shall have FCF in the following amounts as of the following dates:

                Date                          Amount (in $000s)

January 31, 2004                                 $(2,075)
February 28, 2004                                 $(485)
March 31, 2004                                   $(2,274)
April 30, 2004                                   $(1,223)
May 31, 2004                                      $(931)
June 30, 2004                                    $(1,322)
July 31, 2004                                    $(1,061)
August 31, 2004                                  $(1,232)
September 30, 2004                               $(1,145)
October 31, 2004                                  $(888)
November 30, 2004                                $(1,566)
December 31, 2004                                 $(902)

                                                                         ANNEX F


                      Form of Common Stock Purchase Warrant









 [Please see exhibit 10.34 of Motient Corporation's Annual Report on Form 10-K
                      for the year ended December 31, 2002]

                                                                         ANNEX G

                      Form of Registration Rights Agreement









 [Please see exhibit 10.35 of Motient Corporation's Annual Report on Form 10-K
                     for the year ended December 31, 2002]

                                                                         ANNEX H


            Schedule of Exceptions to Representations and Warranties

Section 4.03 - FCC will be notified subsequent to the transfer of FCC Licenses from Motient Communications Inc. to Motient License Inc. No formal FCC approval is required.

Section 4.06 - See Annex D

Section 4.11 - Motient License Inc. is a subsidiary of Motient Communications
        Inc.

Section 4.13 - Since January 27, 2003 there have been a number of developments regarding Motient's business, assets, operations, prospects and condition. Some of these developments and changes may constitute a Material Adverse Effect:

     1. Change in Accountants:

          On March 2, 2004 Motient Corporation dismissed PricewaterhouseCoopers LLP ("PwC") as its independent accountants, effective immediately. PwC had been previously dismissed on April 17, 2003 with respect to all accounting periods other than the period from May 1, 2002 to December 31, 2002.

     2. Failure to File 2002/2003 Reports:

          Motient Corporation failed to timely file its reports on form 10-Q and 10-K for the year 2002, and its reports on form 10-Q for the year 2003. Motient does not expect to timely file its report on form 10-K for the year 2003 or its report on form 10-Q for the first quarter of the year 2004. Consequently, Motient Corporation's outstanding shares of common stock are not registered.

     3. UPS:

          United Parcel Service ("UPS"), the Borrower's largest customer, has begun a planned partial migration to next generation network technology causing its monthly airtime usage of the Borrower's network to decline. Although UPS signed a long-term contract extension with the Borrower in May 2003, there are no minimum purchase requirements under the contract and the contract may be terminated by UPS on 30 days' notice. Over time the Borrower expects that the bulk of UPS's units will migrate to another network. Until June of 2003, UPS had maintained its historical level of payments to mitigate the near-term revenue and cash flow impact of its recent and anticipated continued reduced network usage. However, beginning in July of 2003, the revenues and cash flow from UPS have declined significantly. Also, due to an arrangement entered into in December 2002 under which UPS prepaid for network airtime to be used by it in 2004, the Borrower does not expect that UPS will be required to make any cash payments to the Borrower in 2004 for service to be provided in 2004.

     4. Restatement of Prior Period Financial Statements:

          Motient Corporation's ("Motient") financial information for the period January 1, 2002 to April 30, 2002, prior to the adoption of "fresh start" accounting, includes the effects of several complex transactions from prior years, including the formation of and transactions with a joint venture with Mobile Satellite Ventures LP ("MSV") in 2000 and 2001 and the sale of certain of Motient's transportation assets to Aether Systems, Inc. ("Aether") in 2000.

          In November 2002 Motient initiated a process to seek the concurrence of the staff of the Securities and Exchange Commission ("SEC") with respect to its conclusions on the appropriate accounting for these transactions, which was completed in March of 2003. The staff of the SEC did not object to certain aspects of Motient's prior accounting with respect to the MSV and Aether matters in 2000 and 2001, but did object to other aspects of Motient's prior accounting for these transactions. The required adjustments to reflect the appropriate accounting treatment will cause material changes to Motient's financial statements in our previously reported results for the years ended December 31, 2000 and 2001 and the three months ended March 31, 2002.

          The following is a brief description of the material differences between Motient's original accounting treatment with respect to the MSV and Aether transactions and the revised accounting treatment that Motient has concluded is appropriate:

          Allocation of initial proceeds from MSV formation transactions in June 2000. In the June 2000 transaction with MSV, Motient received $44 million from MSV. This amount represented payments due under a research and development agreement, a deposit on the purchase of certain of Motient's assets at a future date, and payment for a right for certain of the investors in MSV to convert their ownership in MSV into shares of common stock of Motient. Since the combined fair value of the three components exceeded $44 million, based on valuations of each component, Motient initially allocated the $44 million of proceeds first to the fair value of the research and development agreement and then the remaining value to the asset deposit and investor conversion option based on their relative fair values. Upon review, we have determined to allocate the $44 million of proceeds first to the investor conversion option based on its fair value, with the remainder to the research and development agreement and asset deposit based on their relative fair values. The effect of this reallocation is to increase shareholders' equity at the time of the initial recording, as well as to reduce subsequent service revenue as a result of the lower recorded value allocated to the research and development agreement.

          Recording of suspended losses associated with MSV in fourth quarter of 2001. In November 2001, when the asset sale described above was consummated, Motient and MSV amended the agreement, with Motient agreeing to take a $15 million note as part of the consideration for the sale of the assets to MSV. Additionally, at the time of this transaction, Motient purchased a $2.5 million convertible note from MSV. As Motient had no prior basis in its investment in MSV, Motient had not recorded any prior equity method losses associated with its investment in MSV. When Motient agreed to take the $15 million note as partial consideration for the assets sold to MSV, Motient recorded its share of the MSV losses that had not been previously recognized by Motient, having the affect of completely writing off the notes receivable in 2001.

          Upon review, Motient has determined that it should not have recorded any suspended losses of MSV, since those losses would have been absorbed by certain of the senior equity holders in MSV. As a result, Motient has concluded that it should not have written off any prior MSV losses against the value of the notes in 2001.

          Recording of increase in Motient's investment in MSV in November 2001. Also in the November 2001 transaction, MSV acquired assets from another company, TMI Communications & Company ("TMI"), in exchange for cash, a note and equity in MSV. Motient initially considered whether or not a step-up in the value of its investment in MSV was appropriate for the value allocated to TMI for its equity interest, and determined that a step-up was not appropriate. Upon review, Motient has determined that it should have recognized a step-up in value of the MSV investment under Staff Accounting Bulleting No. 51, Accounting for Sales of Stock of a Subsidiary, and an offsetting gain recorded directly to shareholders' equity.

          Recognition of gain on sale of assets to MSV in November 2001. Upon the completion of the November 2001 transactions, Motient determined that 80% of its gain from the sale of the assets should be deferred, since that was Motient's equity ownership percentage in MSV at the time the assets were sold to MSV. Upon review, Motient has determined that it was appropriate to apply Motient's ownership percentage at the completion of all of the related transactions that occurred on the same day as the asset sale transaction, since they were dependent upon one another and effectively closed simultaneously. Accordingly, Motient should have deferred approximately 48% of the gain (Motient's equity ownership percentage in MSV following the completion of such transactions) as opposed to 80%.

          Allocation of proceeds from the sale of the transportation business to Aether in November 2000. Motient received approximately $45 million for the sale of its retail transportation business assets to Aether. This consisted of $30 million for the assets, of which $10 million was held in an escrow account which was subsequently released in the fourth quarter of 2001 upon the satisfaction of certain conditions, and $15 million for a perpetual license to use and modify any intellectual property owned by or licensed by Motient in connection with the retail transportation business. In the fourth quarter of 2000, Motient recognized a gain of $5.7 million, which represented the difference between the net book value of the assets sold and the $20 million cash portion of the purchase price for the assets received at closing. Motient recognized an additional $8.3 million gain in the fourth quarter of 2001 when the additional $10 million of proceeds were released from escrow. The $1.7 million difference between the proceeds received and the gain recognized is a result of pricing modifications that were made at the time of the release of the escrow plus certain compensation paid to former employees of the transportation business as a result of the certain performance criteria having been met.

          Motient deferred the $15 million perpetual license payment, which was then amortized into revenue over a 5-year period, which was the estimated life of the customer contracts sold to Aether at the time of the transaction. Upon review, Motient has determined that the $15 million in deferred revenue should be recognized over a four year period, which represents the life of a network airtime agreement that Motient entered into with Aether at the time of the closing of the asset sale.

          Recognition of costs associated with certain options granted to Motient employees who were subsequently transferred to Aether upon consummation of the sale of Motient's transportation business to Aether in September 2000. Motient valued the vested options based on their fair value at the date of the consummation of the asset sale and recorded that value against the gain on the sale of the assets to Aether. Upon review, Motient has determined to value these vested options as a repricing under the intrinsic value method, with any charge recorded as an operating expense. In addition, for each subsequent quarter for which the unvested options continued to vest, Motient had valued these options on a fair value basis and recorded any adjustment in value as an operating expense. Upon review, Motient has determined that any adjustments in value should have been reflected as an increase or reduction of the gain on the sale of the assets to Aether.

     5. Walter V. Purnell, Jr.:

          On February 10, 2004, Walter V. Purnell, Jr. and the Company mutually ended his employment as President and Chief Executive Officer of Motient Corporation and all of its wholly owned subsidiaries. Concurrently, he resigned as a director of such entities and of Mobile Satellite Ventures LP and all of its subsidiaries.

     6. Reduction in Force:

          On February 18, 2004, Borrower effected a reduction in its workforce in order to reduce operating expenses and thereby preserve cash. In this action, 53 employees were terminated, reducing Borrower's total workforce from 165 employees to 112 employees. Included in this RIF were several executives, including the Senior Vice-Presidents in charge of Marketing and Sales.

     7. Accounting Controls:

          Prior to its termination, PwC informed Motient that, with regard to their audit of Motient's consolidated financial statements for the period May 1, 2002 to December 31, 2002:

         - Timely reconciliation of certain accounts between the general ledger and subsidiary ledger, in particular accounts receivable and fixed assets, was not performed;

         - Review of accounts and adjustments by supervisory personnel on monthly cut-off dates, in particular fixed asset clearing accounts, accounts receivable reserve and inventory reserve calculations, were not performed;

         - Cut-off of accounts at balance sheet dates related to accounts payables, accrued expenses and inventories was not achieved; and

         - No formal policy existed to analyze impairment of long-lived assets on a recurring basis.

          To address such matters, PwC recommended that management institute a thorough close-out process, including a detailed review of the financial statements, comparing budget to actual and current period to prior period to determine any unusual items. PwC also recommended that the Company prepare an accounting policy and procedures manual for all significant transactions to include procedures for revenue recognition, inventory allowances, accounts receivable allowance, and accruals, among other policies.

          In addition to the above, since April 2003 Borrower has reevaluated its staffing levels, reorganized the finance and accounting organization and replaced ten accounting personnel with more experienced accounting personnel, including, among others, a new chief financial officer, chief accounting officer and corporate controller, a manager of revenue assurance and a manager of financial services.